As filed with the Securities and Exchange Commission on November 7, 2017

Registration No. 333-218607

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	94-3295878
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 400

South San Francisco, California 94080

(650) 266-3500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Daniel N. Swisher, Jr.

President and Chief Executive Officer

Sunesis Pharmaceuticals, Inc.

395 Oyster Point Boulevard, Suite 400

South San Francisco, California 94080

(650) 266-3500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Mehdi Khodadad

Cooley LLP

3175 Hanover Street

Palo Alto, California 94304-1130

Telephone: (650) 843-5000

Fax: (650) 849-7400

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b–2 of the Exchange Act:

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee (2)
Common Stock, $0.0001 par value per share, issuable upon exercise of the outstanding warrants	5,000,000(1)	$3.00	$15,000,000	—
Common Stock, $0.0001 par value per share	(3)	(4)	(4)	—
Preferred Stock, $0.0001 par value per share	(3)	(4)	(4)	—
Debt Securities	(3)	(4)	(4)	—
Warrants	(3)	(4)	(4)	—
Total	(3)		$215,000,000	$26,768 (5)

(1)	Consists of shares of common stock issuable upon the exercise of outstanding warrants (the “Warrant Shares”). Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, the Warrant Shares being registered hereunder include such indeterminate number of shares of common stock as may be issuable with respect to the Warrant Shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.
(2)	Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this Registration Statement include unsold securities previously registered by the Registrant on the Registrant’s Registration Statement (File No. 333-195779), originally filed on May 7, 2014 and declared effective on June 10, 2014 (the “Prior Registration Statement”). The Prior Registration Statement registered the offer and sale of an indeterminate number of shares of common stock and preferred stock, an indeterminate principal amount of debt securities, and an indeterminate number of warrants to purchase common stock, preferred stock and/or debt securities (collectively, the “Shelf Securities”) having an aggregate initial offering price not to exceed $200,000,000. Of these Shelf Securities, the Company sold an aggregate of $116,219,230 of securities, including warrants (the “Warrants”) to purchase 5,000,000 shares of Common Stock, and as a result, $83,780,770 of Shelf Securities remain unsold as the date of filing of this Amendment No. 1 to this Registration Statement. The Registrant has determined to include in this Registration Statement (i) the unsold Warrant Shares under the Prior Registration Statement having an aggregate offering price of $15,000,000 and (ii) the other unsold Shelf Securities under the Prior Registration Statement having an aggregate offering price of $68,780,770 (together, the “Unsold Securities”). Pursuant to Rule 415(a)(6) under the Securities Act, the filing fee of $10,791 relating to the Unsold Securities under the Prior Registration Statement, which was paid under the Prior Registration Statement, will continue to be applied to the Unsold Securities registered pursuant to this Registration Statement. The Registrant is also registering new shelf securities on this Registration Statement with an aggregate initial offering price of $131,219,230 (the “New Securities”), which aggregate offering price is not specified as to each class of security (see footnote (3)). To the extent that, after the filing date hereof and prior to the effectiveness of this Registration Statement, the Registrant sells any Unsold Securities pursuant to the Prior Registration Statement, the Registrant will identify in a pre-effective amendment to this Registration Statement the updated amount of Unsold Securities from the Prior Registration Statement to be included in this Registration Statement pursuant to Rule 415(a)(6) and the updated amount of New Securities to be registered on this Registration Statement. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of the Unsold Securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this Registration Statement.
(3)	In addition to the Warrant Shares, there are being registered hereunder such indeterminate number of shares of common stock and preferred stock, such indeterminate principal amount of debt securities, and such indeterminate number of warrants to purchase common stock, preferred stock and/or debt securities as may be sold by the Registrant from time to time, which together shall have an aggregate initial offering price not to exceed $200,000,000. If any debt securities are issued at an original issue discount, then the offering price of such debt securities shall be in such greater principal amount as shall result in an aggregate offering price not to exceed $200,000,000, less the aggregate dollar amount of all securities previously issued hereunder. Any securities registered hereunder may be sold separately or in combination with other securities registered hereunder. The proposed maximum offering price of the securities will be determined, from time to time, by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder. The securities registered hereunder also include such indeterminate number of shares of common stock and preferred stock and amount of debt securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any of such securities. In addition, pursuant to Rule 416 under the Securities Act, the shares being registered hereunder include such indeterminate number of shares of common stock and preferred stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.
(4)	The proposed maximum aggregate offering price per class of security will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder and is not specified as to each class of security pursuant to General Instruction II.D. of Form S-3 under the Securities Act.
(5)	The filing fee relating to the Unsold Securities under the Prior Registration Statement, which was paid under the Prior Registration Statement, will continue to be applied to the Unsold Securities registered pursuant to this Registration Statement. An additional filing fee of $9,742 with respect to a portion of the New Securities was paid in connection with the initial filing of this Registration Statement on June 8, 2017. An additional filing fee of $6,595 is being paid in connection with the filing of this Amendment No. 1 to this Registration Statement. See footnote (2) above.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This registration statement contains three prospectuses:

•	a base prospectus which covers the offering, issuance and sale of such indeterminate number of shares of common stock and preferred stock, such indeterminate principal amount of debt securities, and such indeterminate number of warrants to purchase common stock, preferred stock and/or debt securities, which together shall have an aggregate initial offering price not to exceed $200,000,000;

•	a sales agreement prospectus covering the offering, issuance and sale of shares of the Registrant’s common stock that may be issued and sold under a sales agreement, as amended, between the Registrant and Cantor Fitzgerald & Co., or Cantor, in an aggregate amount of up to $45,000,000; and

•	a prospectus for the offering, issuance and sale of up to 5,000,000 shares of the Registrant’s common stock, which are issuable upon the exercise of outstanding warrants to purchase the Registrant’s common stock.

The base prospectus immediately follows this explanatory note. The specific terms of any securities to be offered pursuant to the base prospectus will be specified in a prospectus supplement to the base prospectus. The sales agreement prospectus immediately follows the base prospectus. The common stock that may be offered, issued and sold under the sales agreement prospectus is included in the $200,000,000 of securities that may be offered, issued and sold by the Registrant under the base prospectus. Upon termination of the sales agreement with Cantor, any portion of the $45,000,000 included in the sales agreement prospectus that is not sold pursuant to the sales agreement will be available for sale in other offerings pursuant to the base prospectus. The warrant exercise prospectus immediately follows the sales agreement prospectus.

The information in this prospectus is not complete and may be changed. We may not sell these securities or accept an offer to buy these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

Subject to Completion, dated November 7, 2017

PROSPECTUS

$200,000,000

Common Stock

Preferred Stock

Debt Securities

Warrants

From time to time, we may offer and sell up to an aggregate amount of $200,000,000 of any combination of the securities described in this prospectus, either individually or in combination. We may also offer common stock or preferred stock upon conversion of debt securities, common stock upon conversion of preferred stock, or common stock, preferred stock or debt securities upon the exercise of warrants.

We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement and any related free writing prospectus, as well as any documents incorporated by reference, before buying any of the securities being offered.

Our common stock is listed on The NASDAQ Capital Market under the symbol “SNSS.” On November 3, 2017, the last reported sale price of our common stock was $3.00 per share. The applicable prospectus supplement will contain information, where applicable, as to any other listing, if any, on The NASDAQ Capital Market or any securities market or other exchange of the securities covered by the applicable prospectus supplement.

Investing in our securities involves a high degree of risk. You should review carefully the risks and uncertainties described under the heading “Risk Factors” on page 4 of this prospectus and any similar section contained in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference into this prospectus.

This prospectus may not be used to consummate a sale of securities unless it is accompanied by a prospectus supplement.

The securities may be sold directly by us to investors or through underwriters or dealers directly to purchasers, or through agents designated from time to time on a continued or delayed basis. For additional information on the methods of sale, you should refer to the section captioned “Plan of Distribution” in this prospectus and in the corresponding section in the applicable prospectus supplement. If any agents, dealers or underwriters are involved in the sale of any securities with respect to which this prospectus is being delivered, the names of such agents, dealers or underwriters and any applicable fees, commissions, discounts and over-allotment options will be set forth in a prospectus supplement. The price to the public of such securities and the net proceeds we expect to receive from such sale will also be set forth in a prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is            , 2017.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement on Form S-3 that we filed with the Securities and Exchange Commission, or SEC, utilizing a “shelf” registration process. Under this shelf registration process, we may, from time to time, offer and sell shares of our common stock and preferred stock, various series of debt securities and/or warrants to purchase any of such securities, either individually or in combination, in one or more offerings, up to a total dollar amount of $200,000,000. This prospectus provides you with a general description of the securities we may offer.

Each time we offer securities under this prospectus, we will provide a prospectus supplement that will contain more specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. The prospectus supplement and any related free writing prospectus that we may authorize to be provided to you may also add, update or change any of the information contained in this prospectus or in the documents that we have incorporated by reference into this prospectus. We urge you to read carefully this prospectus, any applicable prospectus supplement and any free writing prospectuses we have authorized for use in connection with a specific offering, together with the information incorporated herein by reference as described under the section captioned “Incorporation of Certain Information by Reference,” before buying any of the securities being offered.

This prospectus may not be used to consummate a sale of securities unless it is accompanied by a prospectus supplement.

You should rely only on the information contained in, or incorporated by reference into, this prospectus and any applicable prospectus supplement, along with the information contained in any free writing prospectuses we have authorized for use in connection with a specific offering. We have not authorized anyone to provide you with different or additional information. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus, the accompanying prospectus supplement or in any related free writing prospectus that we may authorize to be provided to you. This prospectus is an offer to sell only the securities offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so.

The information appearing in this prospectus, any applicable prospectus supplement or any related free writing prospectus is accurate only as of the date on the front of the document and any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference, regardless of the time of delivery of this prospectus, any applicable prospectus supplement or any related free writing prospectus, or any sale of a security. Our business, financial condition, results of operations and prospects may have changed since those dates.

This prospectus contains and incorporates by reference market data and industry statistics and forecasts that are based on independent industry publications and other publicly available information. Although we believe that these sources are reliable, we do not guarantee the accuracy or completeness of this information and we have not independently verified this information. Although we are not aware of any misstatements regarding the market and industry data presented in this prospectus and the documents incorporated herein by reference, these estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” contained in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. Accordingly, investors should not place undue reliance on this information.

This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under the section captioned “Where You Can Find More Information.”

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PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus or incorporated by reference in this prospectus, and does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire prospectus, the applicable prospectus supplement and any related free writing prospectus, including the risks of investing in our securities discussed under the heading “Risk Factors” contained in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. You also should carefully read the information incorporated by reference into this prospectus, including our financial statements, and the exhibits to the registration statement of which this prospectus is a part.

Sunesis Pharmaceuticals, Inc.

Overview

Sunesis is a biopharmaceutical company focused on the development and commercialization of new oncology therapeutics for the treatment of solid and hematologic cancers. Our primary activities since incorporation have been conducting research and development internally and through corporate collaborators, in-licensing and out-licensing pharmaceutical compounds and technology, conducting clinical trials and raising capital.

In January 2014, we announced the expansion of our oncology pipeline through separate global licensing agreements for two preclinical kinase inhibitor programs. The first agreement, with Biogen Idec MA, Inc. (Biogen) is for global commercial rights to SNS-062, a selective non-covalently binding oral inhibitor of BTK. We filed a Clinical Trial Authorization application in the first quarter of 2016 in Belgium and enrolled the first patients in a Phase 1A study of SNS-062 in healthy volunteers. In September and again in December 2016, we announced results from our Phase 1A study in healthy volunteers evaluating oral non-covalent, reversible BTK inhibitor SNS-062. The study demonstrated a favorable safety, pharmacokinetic (PK) and pharmacodynamic (PD) profile for SNS-062 in healthy subjects. In December 2016 we filed an Investigational New Drug (IND) application with the U.S. Food and Drug Administration (FDA) to conduct a Phase 1B/2 trial in patients with various B-cell malignancies. In January 2017, we announced that our IND application with the FDA, for SNS-062 had become effective. In July 2017, we dosed the first patient in a Phase 1B/2 study to assess the candidate’s safety and activity of SNS-062 in patients with advanced B-cell malignancies after two or more prior therapies, including ibrutinib or other covalent BTK inhibitor, and including patients with BTK C481 mutations. In relation to the dosing of the first patient, we also made a milestone payment of $2.5 million to Biogen under the licensing agreement.

We are also developing a pre-clinical inhibitor of the novel target PDK1, which we believe to have the potential to be first-in-class. We are currently evaluating SNS-510, a PDK1 inhibitor, in pre-clinical absorption, distribution, metabolism and excretion, and toxicology studies, and we expect to complete such evaluation with the goal of declaring a development candidate before the end of 2017.

We are in a collaboration with Takeda for the development of TAK-580 (formerly MLN2480), an oral pan-RAF inhibitor, for which Takeda is conducting a multi-arm, open-label Phase 1B/2 study in combination with various anti-cancer agents in adult patients with advanced non-hematologic malignancies.

In October 2014, we announced the results of a Phase 3, multi-national, randomized, double-blind, placebo-controlled trial of vosaroxin in combination with cytarabine in patients with relapsed or refractory AML, or the VALOR trial. The VALOR trial did not meet its primary endpoint of demonstrating a statistically significant improvement in overall survival. However, based upon the favorable results of other predefined analyses of the data, in November 2014, we submitted a letter of intent to the European Medicines Agency (EMA) describing our intention to file a marketing authorization application (MAA) for marketing authorization of vosaroxin plus cytarabine for the treatment of relapsed or refractory AML. In June 2015, we met separately with the Rapporteur and Co-Rapporteur, who are two appointed members of the EMA’s Committee for Medicinal Products for Human Use (CHMP). Based upon feedback from these meetings, we filed an MAA with the EMA at the end of 2015. In April 2016, we received a list of questions relating to our MAA filing (the Day 120 Questions), and we responded to these questions in October 2016, and in December 2016 received a list of outstanding issues (the Day 180 LOI). In March 2017, we submitted responses to the EMA Day 180 List of Outstanding Issues issued by the CHMP as part of the centralized review process of the MAA for vosaroxin as a treatment for relapsed/refractory acute myeloid leukemia (AML) in patients aged 60 years and older. In April 2017, we presented to the Scientific Advisory Group—Oncology (SAG-O) and also to the CHMP. As a result of these interactions, feedback from its CHMP rapporteurs and its retained regulatory consultants and an internal assessment, we announced on May 1, 2017 the withdrawal of our MAA. It is our intention to continue to support investigator-sponsored group trials with vosaroxin and to resume company-sponsored studies if a development partner can be secured.

Company Information

We were incorporated in Delaware in February 1998 as Mosaic Pharmaceuticals, Inc., and we subsequently changed our name to Sunesis Pharmaceuticals, Inc. The address of our principal executive office is 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, and our telephone number is (650) 266-3500. Our website address is www.sunesis.com. We do not incorporate the information on our website into this prospectus, and you should not consider it part of this prospectus or part of any prospectus supplement.

The Securities We May Offer

We may offer shares of our common stock and preferred stock, various series of debt securities and/or warrants to purchase any of such securities, either individually or in combination, and common stock, preferred stock and/or debt securities upon the exercise of the warrants, with a total value of up to $200,000,000, from time to time under this prospectus, together with any applicable prospectus supplement and any related free writing prospectus, at prices and on terms to be determined by market conditions at the time of any offering. This prospectus provides you with a general description of the securities we may offer. Each time we offer a type or series of securities under this prospectus, we will provide a prospectus supplement that will describe the specific amounts, prices and other important terms of the securities, including, to the extent applicable:

•	designation or classification;

•	aggregate principal amount or aggregate offering price;

•	maturity date, if applicable;

•	original issue discount, if any;

•	rates and times of payment of interest or dividends, if any;

•	redemption, conversion, exercise, exchange or sinking fund terms, if any;

•	ranking;

•	restrictive covenants, if any;

•	voting or other rights, if any;

•	conversion or exchange prices or rates, if any, and, if applicable, any provisions for changes to or adjustments in the conversion or exchange prices or rates and in the securities or other property receivable upon conversion or exchange; and

•	material or special U.S. federal income tax considerations, if any.

The applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you may also add, update or change any of the information contained in this prospectus or in documents we have incorporated by reference. However, no prospectus supplement or free writing prospectus will offer a security that is not registered and described in this prospectus at the time of the effectiveness of the registration statement of which this prospectus is a part.

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE A SALE OF SECURITIES UNLESS IT IS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

We may sell the securities directly to investors or to or through agents, underwriters or dealers. We, and our agents or underwriters, reserve the right to accept or reject all or part of any proposed purchase of securities. If we do offer securities to or through agents or underwriters, we will include in the applicable prospectus supplement:

•	the names of those agents or underwriters;

•	applicable fees, discounts and commissions to be paid to them;

•	details regarding over-allotment options, if any; and

•	the net proceeds to us.

Common Stock. We may issue shares of our common stock from time to time. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any outstanding shares of preferred stock, the holders of common stock are entitled to receive ratably such dividends as may be declared by our board of directors out of legally available funds. Upon our liquidation, dissolution or winding up, holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preferences of any outstanding shares of preferred stock. Holders of common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to our common stock. When we issue shares of common stock under this prospectus, the shares will be fully paid and non-assessable. The rights, preferences and privileges of the holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which we may designate in the future. In this prospectus, we have summarized certain general features of the common stock under “Description of Capital Stock — Common stock.” We urge you, however, to read the applicable prospectus supplement (and any related free writing prospectus that we may authorize to be provided to you) related to any common stock being offered.

Preferred Stock. We may issue shares of our preferred stock from time to time, in one or more series. Under our certificate of incorporation, our board of directors has the authority to designate up to 10,000,000 shares of preferred stock in one or more series and to fix the privileges, preferences and rights of each series of preferred stock, any or all of which may be greater than the rights of the common stock. Currently, of 10,000,000 shares of preferred stock, 5,000,000 shares are designated as Series A Preferred Stock, 30,000 shares are designated as Series B Preferred Stock, 3,000 shares are designated as Series C Preferred Stock and 2,500 shares are designated as Series D Preferred Stock. If we sell any new series of preferred stock under this prospectus and any applicable prospectus supplement, our board of directors will determine the designations, voting powers, preferences and rights of the preferred stock, as well as the qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, preemptive rights, terms of redemption or repurchase, liquidation preferences, sinking fund terms and the number of shares constituting any series or the designation of any series. Convertible preferred stock will be convertible into our common stock or exchangeable for other securities. Conversion may be mandatory or at your option and would be at prescribed conversion rates.

We will file as an exhibit to the registration statement of which this prospectus is a part, or will incorporate by reference from reports that we file with the SEC, the form of any certificate of designation that contains the terms of the series of preferred stock we are offering. In this prospectus, we have summarized certain general features of the preferred stock under “Description of Capital Stock — Preferred stock.” We urge you, however, to read the applicable prospectus supplement (and any related free writing prospectus that we may authorize to be provided to you) related to the series of preferred stock being offered, as well as the complete certificate of designation that contains the terms of the applicable series of preferred stock.

Debt Securities. We may issue debt securities from time to time, in one or more series, as either senior or subordinated debt or as senior or subordinated convertible debt. The senior debt securities will rank equally with any other unsecured and unsubordinated debt. The subordinated debt securities will be subordinate and junior in right of payment, to the extent and in the manner described in the instrument governing the debt, to all of our senior indebtedness. Convertible debt securities will be convertible into or exchangeable for our common stock or other securities. Conversion may be mandatory or at your option and would be at prescribed conversion rates.

Any debt securities issued under this prospectus will be issued under one or more documents called indentures, which are contracts between us and a national banking association or other eligible party, as trustee. In this prospectus, we have summarized certain general features of the debt securities under “Description of Debt Securities.” We urge you, however, to read the applicable prospectus supplement (and any free writing prospectus that we may authorize to be provided to you) related to the series of debt securities being offered, as well as the complete indentures that contain the terms of the debt securities. We have filed the form of indenture as an exhibit to the registration statement of which this prospectus is a part, and supplemental indentures and forms of debt securities containing the terms of the debt securities being offered will be filed as exhibits to the registration statement of which this prospectus is a part or will be incorporated by reference from reports that we file with the SEC.

Warrants. We may issue warrants for the purchase of common stock, preferred stock and/or debt securities in one or more series. We may issue warrants independently or in combination with common stock, preferred stock and/or debt securities. In this prospectus, we have summarized certain general features of the warrants under “Description of Warrants.” We urge you, however, to read the applicable prospectus supplement (and any related free writing prospectus that we may authorize to be provided to you) related to the particular series of warrants being offered, as well as any warrant agreements and warrant certificates that contain the terms of the warrants. We have filed forms of the warrant agreements and forms of warrant certificates containing the terms of the warrants that may be offered as exhibits to the registration statement of which this prospectus is a part. We will file as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference from reports that we file with the SEC, the form of warrant and/or the warrant agreement and warrant certificate, as applicable, that contain the terms of the particular series of warrants we are offering, and any supplemental agreements, before the issuance of such warrants.

Any warrants issued under this prospectus may be evidenced by warrant certificates. Warrants also may be issued under an applicable warrant agreement that we enter into with a warrant agent. We will indicate the name and address of the warrant agent, if applicable, in the prospectus supplement relating to the particular series of warrants being offered.

Use of Proceeds

Except as described in any applicable prospectus supplement or in any free writing prospectuses we have authorized for use in connection with a specific offering, we currently intend to use the net proceeds from the sale of securities by us hereunder, if any, for working capital, capital expenditures and general corporate purposes, including research and development expenses, general and administrative expenses and manufacturing expenses. See “Use of Proceeds” in this prospectus.

NASDAQ Capital Market Listing

Our common stock is listed on The NASDAQ Capital Market under the symbol “SNSS.”

RISK FACTORS

Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should consider carefully the risks and uncertainties described under the heading “Risk Factors” contained in the applicable prospectus supplement and any related free writing prospectus, and discussed under the section captioned “Risk Factors” contained in our most recent Annual Report on Form 10-K and in our most recent and any subsequent Quarterly Report on Form 10-Q, as well as any amendments thereto reflected in subsequent filings with the SEC, which are incorporated by reference into this prospectus in their entirety, together with other information in this prospectus, the documents incorporated by reference and any free writing prospectus that we may authorize for use in connection with a specific offering. The risks described in these documents are not the only ones we face, but those that we consider to be material. There may be other unknown or unpredictable economic, business, competitive, regulatory or other factors that could have material adverse effects on our future results. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, financial condition, results of operations or cash flow could be seriously harmed. This could cause the trading price of our common stock to decline, resulting in a loss of all or part of your investment. Please also read carefully the section below captioned “Forward-Looking Statements.”

FORWARD-LOOKING STATEMENTS

This prospectus and the documents we have filed with the SEC that are incorporated by reference contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or the “safe harbor” created by those sections. These statements involve known and unknown risks, uncertainties and important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements for purposes of these provisions, including without limitation any statements relating to:

•	our future research and development activities, including clinical testing and the costs and timing thereof;

•	our strategy, including clinical development of SNS-062, our regulatory and clinical strategies for SNS-062, vosaroxin and other product candidates, and the clinical and commercial potential of SNS-062 and vosaroxin;

•	sufficiency of our cash resources;

•	our ability to raise additional funding when needed;

•	any statements concerning anticipated regulatory activities or licensing or collaborative arrangements;

•	our research and development and other expenses;

•	our operations and legal risks;

•	our intended use of the net proceeds from offerings of our securities under this prospectus; and

•	any statement of assumptions underlying any of the foregoing.

In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believe,” “continue,” “could,” “estimates,” “expects,” “intend,” “look forward,” “may,” “could,” “plans,” “potential,” or “will” or the negative thereof or other comparable terminology intended to identify forward-looking statements. Discussions containing these forward-looking statements may be found, among other places, in the “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections incorporated by reference from our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, as well as any amendments thereto reflected in subsequent filings with the SEC, and in Current Reports on Form 8-K filed with the SEC. Forward-looking statements reflect our current views with respect to future events, are based on assumptions and are subject to risks, uncertainties and other important factors. We discuss many of these risks, uncertainties and other important factors in greater detail under the heading “Risk Factors” in any applicable prospectus supplement and in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, which are incorporated by reference in this prospectus in their entirety. Given these risks, uncertainties and other important factors, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date such forward-looking statements are made. You should carefully read this prospectus and any applicable prospectus supplement, together with the information incorporated herein by reference as described under the heading “Where You Can Find More Information,” in this prospectus and any applicable prospectus supplement, completely and with the understanding that our actual future results may be materially different from what we expect. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our business, results of operations and financial condition. We hereby qualify these forward looking statements by these cautionary statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this prospectus, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. You are advised, however, to consult any further disclosures we make on related subjects in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

FINANCIAL RATIOS

If we offer debt securities and/or preference equity securities under this prospectus, then we will, if required at that time, provide a ratio of earnings to fixed charges and/or ratio of combined fixed charges and preference dividends to earnings, respectively, in the applicable prospectus supplement for such offering.

USE OF PROCEEDS

Except as described in any applicable prospectus supplement or in any free writing prospectuses we have authorized for use in connection with a specific offering, we currently intend to use the net proceeds from the sale of the securities by us hereunder, if any, for working capital, capital expenditures and general corporate purposes, which may include research and development expenses, general and administrative expenses and manufacturing expenses.

DESCRIPTION OF CAPITAL STOCK

As of the date of this prospectus, our amended and restated certificate of incorporation, as amended, authorizes us to issue 400,000,000 shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share.

The following summary describes the material terms of our capital stock. The description of our capital stock is based on the provisions of our amended and restated certificate of incorporation and amended bylaws, and the applicable provisions of the Delaware General Corporation Law, or DGCL. This information may not be complete in all respects and is qualified entirely by reference to our amended and restated certificate of incorporation, our amended and restated bylaws and the Delaware General Corporation Law. For more information on how to obtain copies of our amended and restated certificate of incorporation and our amended and restated bylaws which are incorporated by reference as exhibits into the registration statement of which this prospectus is a part, please see the section captioned “Where You Can Find More Information” in this prospectus.

Common Stock

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders and do not have cumulative voting rights with respect to the election of directors. Generally, all matters to be voted on by stockholders must be approved by the holders of a majority of the common stock and preferred stock (voting together as a single class on an as-if converted basis), or, in the case of the election of directors, a plurality, represented at a meeting at which a quorum is present. Subject to preferences that may be applicable to the outstanding shares of preferred stock, the holders of common stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available therefor. Upon the liquidation, dissolution or winding up of Sunesis, holders of our common stock are entitled to share ratably in all assets legally available for distribution to stockholders remaining after payment of liabilities and the liquidation preferences of outstanding shares of preferred stock. Holders of common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to our common stock. All outstanding shares of common stock are, and all shares of common stock to be outstanding upon the completion of any offering pursuant to this registration statement of which this prospectus is a part, will be fully paid and non-assessable.

Preferred Stock

General. Our amended and restated certificate of incorporation authorizes our board of directors to issue up to 10,000,000 shares of our preferred stock, par value $0.0001 per share.

Subject to the limitations prescribed by our amended and restated certificate of incorporation, our board of directors is authorized to establish the number of shares constituting each series of preferred stock and to fix the designations, powers, preferences and rights of the shares of each of those series and the qualifications, limitations and restrictions of each of those series, all without any further vote or action by our stockholders.

Series A Preferred Stock

Our board of directors has designated 5,000,000 of the 10,000,000 authorized shares of preferred stock as Series A Preferred Stock. The following summary of certain terms and provisions of the Series A Preferred Stock is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series A Convertible Preferred Stock, as amended. The Series A Preferred Stock ranks senior to all of our common stock in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily. Each share of the Series A Preferred Stock is convertible into shares of our common stock at any time at the option of the holder at the Series A Preferred Conversion Rate (as calculated in the certificate of designation). In the event of our liquidation, dissolution, or winding up, holders of the Series A Preferred Stock will receive a payment equal to $10.35 per share (subject to adjustment as provided in the related certificate of designation of preferences) of Series A Preferred Stock before any proceeds are distributed to the holders of our common stock. The shares of Series A Preferred Stock will generally vote together with share of common stock on all matters, and the consent of holders of a majority of the outstanding Series A Preferred Stock will be required for certain actions such as amendment of the terms of the Certificate of Incorporation or Bylaws or a change of control. The shares of Series A Preferred Stock will be entitled to receive any dividends payable to holder of common stock. The shares of Series A Preferred Stock are not entitled to any redemption rights. We have not listed the Series A Preferred Stock on The NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series A Preferred Stock has been listed on The NASDAQ Capital Market.

Series B Preferred Stock

Our board of directors has designated 30,000 of the 10,000,000 authorized shares of preferred stock as Series B Preferred Stock. The following summary of certain terms and provisions of the Series B Preferred Stock is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series B Convertible Preferred Stock.

Rank. The Series B Preferred Stock ranks:

•	senior to all of our common stock;

•	senior to our authorized but unissued Series A Preferred Stock;

•	senior to any class or series of our capital stock hereafter created specifically ranking by its terms junior to the Series B Preferred Stock;

•	on parity with any class or series of our capital stock hereafter created specifically ranking by its terms on parity with the Series B Preferred Stock; and

•	junior to any class or series of our capital stock hereafter created specifically ranking by its terms senior to the Series B Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

Conversion. Each share of the Series B Preferred Stock is convertible into 166 shares of our common stock (subject to adjustment as provided in the related certificate of designation of preferences) at any time at the option of the holder, provided that the holder will be prohibited from converting the Series B Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding.

Liquidation Preference. In the event of our liquidation, dissolution, or winding up, holders of the Series B Preferred Stock will receive a payment equal to $0.0001 per share of Series B Preferred Stock before any proceeds are distributed to the holders of our common stock.

Voting Rights. The shares of Series B Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series B Preferred Stock will be required to amend the terms of the Series B Preferred Stock.

Dividends. The shares of Series B Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors.

Redemption. We are not obligated to redeem or repurchase any shares of Series B Preferred Stock. The shares of Series B Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous fund provisions.

Exchange Listing. We have not listed the Series B Preferred Stock on The NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series B Preferred Stock has been listed on The NASDAQ Capital Market.

Series C Preferred Stock

Our board of directors has designated 3,000 of the 10,000,000 authorized shares of preferred stock as Series C Preferred Stock. The following summary of certain terms and provisions of the Series C Preferred is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series C Convertible Preferred Stock.

Rank. The Series C Preferred Stock ranks:

•	senior to all of our common stock;

•	senior to our authorized but unissued Series A Preferred Stock;

•	senior to any class or series of our capital stock hereafter created specifically ranking by its terms junior to the Series C Preferred Stock;

•	on parity with all of our Series B Preferred Stock;

•	on parity with any class or series of our capital stock hereafter created specifically ranking by its terms on parity with the Series C Preferred Stock; and

•	junior to any class or series of our capital stock hereafter created specifically ranking by its terms senior to the Series C Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

Conversion. Each share of the Series C Preferred Stock is convertible into 1,000 shares of our common stock (subject to adjustment as provided in the related certificate of designation of preferences) at any time at the option of the holder, provided that the holder will be prohibited from converting the Series C Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding.

Liquidation Preference. In the event of our liquidation, dissolution, or winding up, holders of the Series C Preferred Stock will receive a payment equal to $0.0001 per share of Series C Preferred Stock before any proceeds are distributed to the holders of our common stock.

Voting Rights. The shares of Series C Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series C Preferred Stock will be required to amend the terms of the Series C Preferred Stock.

Dividends. The shares of Series C Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors.

Redemption. We are not obligated to redeem or repurchase any shares of Series C Preferred Stock. The shares of Series C Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous fund provisions.

Fundamental Transaction. If a fundamental transaction (as defined below) occurs while any of the Series C Preferred Stock is outstanding, then upon any subsequent conversion of this Series C Preferred Stock the holders shall have the right to receive, in lieu of the right to receive the shares of our common stock that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the same kind and amount of securities, cash or property as such holder would have been entitled to receive upon the occurrence of such fundamental transaction if it had been, immediately prior to such fundamental transaction, the holder of one share of our common stock, the Alternate Consideration. For purposes of any such subsequent conversion, the determination of the conversion ratio of the Series C Preferred Stock will be adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of our common stock in the fundamental transaction, and we will adjust the conversion ratio of the Series C Preferred Stock in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of our common stock are given any choice as to the securities, cash or property to be received in a fundamental transaction, then the holders of the Series C Preferred Stock will be given the same choice as to the Alternate Consideration they receive upon any conversion of this Series C Preferred Stock.

To the extent the surviving corporation following a fundamental traction is not our company, any successor or surviving entity in the fundamental transaction will file a new certificate of designations with the same terms and conditions and issue to the holders of the Series C Preferred Stock new preferred stock consistent with the foregoing provisions. The terms of any agreement to which we are a party and pursuant to which a fundamental transaction is effected shall include terms requiring any such successor or surviving entity to assume all our obligations set forth in the certificate of designations of the Series C Preferred

“Fundamental transaction” means (A) we affect any merger or consolidation with or into another person (other than a merger in which we are the surviving or continuing entity and our common stock is not exchanged for or converted into other securities, cash or property), (B) we effect any sale of all or substantially all of our assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by us or another person) is completed pursuant to which all of our common stock is exchanged for or converted into other securities, cash or property, or (D) we effect any reclassification of our common stock or any compulsory share exchange pursuant (other than as a result of specified dividends, subdivisions or combinations) to which our common stock is effectively converted into or exchanged for other securities, cash or property.

Exchange Listing. We have not listed the Series C Preferred Stock on The NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series C Preferred Stock has been listed on The NASDAQ Capital Market.

Series D Preferred Stock

Our board of directors has designated 2,500 of the 10,000,000 authorized shares of preferred stock as Series D Preferred Stock. The following summary of certain terms and provisions of the Series D Preferred is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series D Convertible Preferred Stock.

Rank. The Series D Preferred Stock ranks:

•	senior to all of our common stock;

•	senior to our authorized but unissued Series A Preferred Stock;

•	senior to any class or series of our capital stock hereafter created specifically ranking by its terms junior to the Series D Preferred Stock;

•	on parity with all of our Series B Preferred Stock;

•	on parity with all of our Series C Preferred Stock;

•	on parity with any class or series of our capital stock hereafter created specifically ranking by its terms on parity with the Series D Preferred Stock;

•	junior to any class or series of our capital stock hereafter created specifically ranking by its terms senior to the Series D Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

Conversion. Each share of the Series D Preferred Stock is convertible into 1,000 shares of our common stock (subject to adjustment as provided in the related certificate of designation of preferences) at any time at the option of the holder, provided that the holder will be prohibited from converting the Series D Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding.

Liquidation Preference. In the event of our liquidation, dissolution, or winding up, holders of the Series D Preferred Stock will receive a payment equal to $0.0001 per share of Series D Preferred Stock before any proceeds are distributed to the holders of our common stock.

Voting Rights. The shares of Series D Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series D Preferred Stock will be required to amend the terms of the Series D Preferred Stock.

Dividends. The shares of Series D Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors.

Redemption. We are not obligated to redeem or repurchase any shares of Series D Preferred Stock. The shares of Series D Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous fund provisions.

Fundamental Transaction. If a fundamental transaction (as defined below) occurs while any of the Series D Preferred Stock is outstanding, then upon any subsequent conversion of this Series D Preferred Stock the holders shall have the right to receive, in lieu of the right to receive the shares of our common stock that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the same kind and amount of securities, cash or property as such holder would have been entitled to receive upon the occurrence of such fundamental transaction if it had been, immediately prior to such fundamental transaction, the holder of one share of our common stock, the Alternate Consideration. For purposes of any such subsequent conversion, the determination of the conversion ratio of the Series D Preferred Stock will be adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of our common stock in the fundamental transaction, and we will adjust the conversion ratio of the Series D Preferred Stock in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of our common stock are given any choice as to the securities, cash or property to be received in a fundamental transaction, then the holders of the Series D Preferred Stock will be given the same choice as to the Alternate Consideration they receive upon any conversion of this Series D Preferred Stock.

To the extent the surviving corporation following a fundamental traction is not our company, any successor or surviving entity in the fundamental transaction will file a new certificate of designations with the same terms and conditions and issue to the holders of the Series D Preferred Stock new preferred stock consistent with the foregoing provisions. The terms of any agreement to which we are a party and pursuant to which a fundamental transaction is effected shall include terms requiring any such successor or surviving entity to assume all our obligations set forth in the certificate of designations of the Series D Preferred

“Fundamental transaction” means (A) we affect any merger or consolidation with or into another person (other than a merger in which we are the surviving or continuing entity and our common stock is not exchanged for or converted into other securities, cash or property), (B) we effect any sale of all or substantially all of our assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by us or another person) is completed pursuant to which all of our common stock is exchanged for or converted into other securities, cash or property, or (D) we effect any reclassification of our common stock or any compulsory share exchange pursuant (other than as a result of specified dividends, subdivisions or combinations) to which our common stock is effectively converted into or exchanged for other securities, cash or property.

Exchange Listing. We do not plan on making an application to list the Series D Preferred Stock on The NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. We expect the common stock issuable upon conversion of the Series D Preferred Stock will be listed on The NASDAQ Capital Market.

Additional Preferred Stock.

We will establish the designations, voting powers, preferences and rights of the preferred stock of each series we issue under this prospectus, as well as the qualifications, limitations or restrictions thereof, in a certificate of designation relating to that series. We will file as an exhibit to the registration statement of which this prospectus is a part, or will incorporate by reference from reports that we file with the SEC, the form of any certificate of designation that describes the terms of the series of preferred stock we are offering before the issuance of that series of preferred stock. This description will include:

•	the title and stated value;

•	the number of shares we are offering;

•	the liquidation preference per share;

•	the purchase price;

•	the dividend rate, period and payment date and method of calculation for dividends;

•	whether dividends will be cumulative or non-cumulative and, if cumulative, the date from which dividends will accumulate;

•	our right, if any, to defer payment of dividends and the maximum length of any such deferral period;

•	the procedures for any auction and remarketing, if any;

•	the provisions for a sinking fund, if any;

•	the provisions for redemption or repurchase, if applicable, and any restrictions on our ability to exercise those redemption and repurchase rights;

•	any listing of the preferred stock on any securities exchange or market;

•	whether the preferred stock will be convertible into our common stock, and, if applicable, the conversion price, or how it will be calculated, and the conversion period;

•	whether the preferred stock will be exchangeable into debt securities, and, if applicable, the exchange price, or how it will be calculated, and the exchange period;

•	voting rights, if any, of the preferred stock;

•	preemptive rights, if any;

•	restrictions on transfer, sale or other assignment, if any;

•	a discussion of any material U.S. federal income tax considerations applicable to the preferred stock;

•	the relative ranking and preferences of the preferred stock as to dividend rights and rights if we liquidate, dissolve or wind up our affairs;

•	any limitations on the issuance of any class or series of preferred stock ranking senior to or on a parity with the series of preferred stock as to dividend rights and rights if we liquidate, dissolve or wind up our affairs; and

•	any other specific terms, preferences, rights or limitations of, or restrictions on, the preferred stock.

When we issue shares of preferred stock under this prospectus, the shares will be fully paid and non-assessable and will not have, or be subject to, any preemptive or similar rights.

The General Corporation Law of the State of Delaware, the state of our incorporation, provides that the holders of preferred stock will have the right to vote separately as a class on any proposal involving fundamental changes in the rights of holders of that preferred stock. This right is in addition to any voting rights that may be provided for in the applicable certificate of designation.

Anti-Takeover Effects of Provisions of Charter Documents and Delaware Law

Charter Documents. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes, with staggered three-year terms. Only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Because our stockholders do not have cumulative voting rights, in the case of the election of directors, holders of a plurality of the common stock represented at a meeting at which a quorum is present will be able to elect all of our directors. Our amended and restated certificate of incorporation and amended and restated bylaws provide that all actions taken by the holders of common stock must be effected at a duly called meeting of stockholders and not by a consent in writing, and that only our board of directors, chairman of the board, chief executive officer, or president (in the absence of a chief executive officer) or holder of greater than 10% of our common stock may call a special meeting of stockholders. Our amended and restated certificate of incorporation requires a 66- 2/3% stockholder vote for the amendment, repeal or modification of certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws relating to the absence of cumulative voting, the classification of our board of directors, the requirement that stockholder actions be effected at a duly called meeting, and the designated parties entitled to call a special meeting of the stockholders.

The classification of our board of directors, the lack of cumulative voting and the 66- 2/3% stockholder voting requirements make it more difficult for our existing common stockholders to replace our board of directors as well as for another party to obtain control of us by replacing our board of directors. Since our board of directors has the power to retain and discharge our officers, these provisions could also make it more difficult for existing common stockholders or another party to effect a change in management. In addition, the authorization of undesignated preferred stock makes it possible for our board of directors to issue shares of preferred stock with voting or other rights or preferences that could impede the success of any attempt to change our control.

These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or management. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and its policies and to discourage certain types of transactions that may involve an actual or threatened change in control. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal. The provisions also are intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts. Such provisions also may have the effect of preventing changes in our management.

Section 203 of the Delaware General Corporation Law

We are subject to Section 203 of the DGCL, which prohibits a Delaware corporation from engaging in a business combination with any interested stockholder for a period of three years following the date the person became an interested stockholder, with the following exceptions:

•	before such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested holder;

•	upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction began, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (a) by persons who are directors and also officers and (b) pursuant to employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; and

•	on or after such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of the stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

In general, Section 203 of the DGCL defines business combination to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock or any class or series of the corporation beneficially owned by the interested stockholder; and

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation.

Section 203 of the DGCL defines an “interested stockholder” as an entity or person who, together with the entity’s or person’s affiliates and associates, beneficially owns, or is an affiliate of the corporation and within three years prior to the time of determination of interested stockholder status did own, 15% or more of the outstanding voting stock of the corporation. A Delaware corporation may “opt out” of these provisions with an express provision in its certificate of incorporation. We have not opted out of these provisions, which may as a result, discourage or prevent mergers or other takeover or change of control attempts of us.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company. Its address is 6201 15th Avenue, Brooklyn, New York 11219. Its phone number is (718) 921-8124. The transfer agent for any preferred stock that we may offer under this prospectus will be named and described in the prospectus supplement for that series.

Listing on the NASDAQ Capital Market

Our common stock is listed on The NASDAQ Capital Market under the symbol “SNSS.”

DESCRIPTION OF DEBT SECURITIES

We may issue debt securities from time to time, in one or more series, as either senior or subordinated debt or as senior or subordinated convertible debt. While the terms we have summarized below will apply generally to any debt securities that we may offer under this prospectus, we will describe the particular terms of any debt securities that we may offer in more detail in the applicable prospectus supplement. The terms of any debt securities offered under a prospectus supplement may differ from the terms described below. Unless the context requires otherwise, whenever we refer to the indenture, we also are referring to any supplemental indentures that specify the terms of a particular series of debt securities.

We will issue the debt securities under the indenture that we will enter into with the trustee named in the indenture. The indenture will be qualified under the Trust Indenture Act of 1939, as amended, or the Trust Indenture Act. We have filed the form of indenture as an exhibit to the registration statement of which this prospectus is a part, and supplemental indentures and forms of debt securities containing the terms of the debt securities being offered will be filed as exhibits to the registration statement of which this prospectus is a part or will be incorporated by reference from reports that we file with the SEC.

The following summary of material provisions of the debt securities and the indentures is subject to, and qualified in its entirety by reference to, all of the provisions of the indenture applicable to a particular series of debt securities. We urge you to read the applicable prospectus supplements and any related free writing prospectuses related to the debt securities that we may offer under this prospectus, as well as the complete indenture that contains the terms of the debt securities.

General

The indenture does not limit the amount of debt securities that we may issue. It provides that we may issue debt securities up to the principal amount that we may authorize and may be in any currency or currency unit that we may designate. Except for the limitations on consolidation, merger and sale of all or substantially all of our assets contained in the indenture, the terms of the indenture do not contain any covenants or other provisions designed to give holders of any debt securities protection against changes in our operations, financial condition or transactions involving us.

We may issue the debt securities issued under the indenture as “discount securities,” which means they may be sold at a discount below their stated principal amount. These debt securities, as well as other debt securities that are not issued at a discount, may be issued with “original issue discount,” or OID, for U.S. federal income tax purposes because of interest payment and other characteristics or terms of the debt securities. Material U.S. federal income tax considerations applicable to debt securities issued with OID will be described in more detail in any applicable prospectus supplement.

We will describe in the applicable prospectus supplement the terms of the series of debt securities being offered, including:

•	the title of the series of debt securities;

•	any limit upon the aggregate principal amount that may be issued;

•	the maturity date or dates;

•	the form of the debt securities of the series;

•	the applicability of any guarantees;

•	whether or not the debt securities will be secured or unsecured, and the terms of any secured debt;

•	whether the debt securities rank as senior debt, senior subordinated debt, subordinated debt or any combination thereof, and the terms of any subordination;

•	if the price (expressed as a percentage of the aggregate principal amount thereof) at which such debt securities will be issued is a price other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of the maturity thereof, or if applicable, the portion of the principal amount of such debt securities that is convertible into another security or the method by which any such portion shall be determined;

•	the interest rate or rates, which may be fixed or variable, or the method for determining the rate and the date interest will begin to accrue, the dates interest will be payable and the regular record dates for interest payment dates or the method for determining such dates;

•	our right, if any, to defer payment of interest and the maximum length of any such deferral period;

•	if applicable, the date or dates after which, or the period or periods during which, and the price or prices at which, we may, at our option, redeem the series of debt securities pursuant to any optional or provisional redemption provisions and the terms of those redemption provisions;

•	the date or dates, if any, on which, and the price or prices at which we are obligated, pursuant to any mandatory sinking fund or analogous fund provisions or otherwise, to redeem, or at the holder’s option to purchase, the series of debt securities and the currency or currency unit in which the debt securities are payable;

•	the denominations in which we will issue the series of debt securities, if other than denominations of $1,000 and any integral multiple thereof;

•	any and all terms, if applicable, relating to any auction or remarketing of the debt securities of that series and any security for our obligations with respect to such debt securities and any other terms which may be advisable in connection with the marketing of debt securities of that series;

•	whether the debt securities of the series shall be issued in whole or in part in the form of a global security or securities;

•	the terms and conditions, if any, upon which such global security or securities may be exchanged in whole or in part for other individual securities; and the depositary for such global security or securities;

•	if applicable, the provisions relating to conversion or exchange of any debt securities of the series and the terms and conditions upon which such debt securities will be so convertible or exchangeable, including the conversion or exchange price, as applicable, or how it will be calculated and may be adjusted, any mandatory or optional (at our option or the holders’ option) conversion or exchange features, the applicable conversion or exchange period and the manner of settlement for any conversion or exchange;

•	if other than the full principal amount thereof, the portion of the principal amount of debt securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

•	additions to or changes in the covenants applicable to the particular debt securities being issued, including, among others, the consolidation, merger or sale covenant;

•	additions to or changes in the events of default with respect to the securities and any change in the right of the trustee or the holders to declare the principal, premium, if any, and interest, if any, with respect to such securities to be due and payable;

•	additions to or changes in or deletions of the provisions relating to covenant defeasance and legal defeasance;

•	additions to or changes in the provisions relating to satisfaction and discharge of the indenture;

•	additions to or changes in the provisions relating to the modification of the indenture both with and without the consent of holders of debt securities issued under the indenture;

•	the currency of payment of debt securities if other than U.S. dollars and the manner of determining the equivalent amount in U.S. dollars;

•	whether interest will be payable in cash or additional debt securities at our or the holders’ option and the terms and conditions upon which the election may be made;

•	the terms and conditions, if any, upon which we will pay amounts in addition to the stated interest, premium, if any and principal amounts of the debt securities of the series to any holder that is not a “United States person” for federal tax purposes;

•	any restrictions on transfer, sale or assignment of the debt securities of the series; and

•	any other specific terms, preferences, rights or limitations of, or restrictions on, the debt securities, any other additions or changes in the provisions of the indenture, and any terms that may be required by us or advisable under applicable laws or regulations.

Conversion or Exchange Rights

We will set forth in the applicable prospectus supplement the terms on which a series of debt securities may be convertible into or exchangeable for our common stock or our other securities. We will include provisions as to settlement upon conversion or exchange and whether conversion or exchange is mandatory, at the option of the holder or at our option. We may include provisions pursuant to which the number of shares of our common stock or our other securities that the holders of the series of debt securities receive would be subject to adjustment.

Consolidation, Merger or Sale

Unless we provide otherwise in the prospectus supplement applicable to a particular series of debt securities, the indenture will not contain any covenant that restricts our ability to merge or consolidate, or sell, convey, transfer or otherwise dispose of our assets as an entirety or substantially as an entirety. However, any successor to or acquirer of such assets (other than a subsidiary of ours) must assume all of our obligations under the indenture or the debt securities, as appropriate.

Events of Default under the Indenture

Unless we provide otherwise in the prospectus supplement applicable to a particular series of debt securities, the following are events of default under the indenture with respect to any series of debt securities that we may issue:

•	if we fail to pay any installment of interest on any series of debt securities, as and when the same shall become due and payable, and such default continues for a period of 90 days; provided, however, that a valid extension of an interest payment period by us in accordance with the terms of any indenture supplemental thereto shall not constitute a default in the payment of interest for this purpose;

•	if we fail to pay the principal of, or premium, if any, on any series of debt securities as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to such series; provided, however, that a valid extension of the maturity of such debt securities in accordance with the terms of any indenture supplemental thereto shall not constitute a default in the payment of principal or premium, if any;

•	if we fail to observe or perform any other covenant or agreement contained in the debt securities or the indenture, other than a covenant specifically relating to another series of debt securities, and our failure continues for 90 days after we receive written notice of such failure, requiring the same to be remedied and stating that such is a notice of default thereunder, from the trustee or holders of at least 25% in aggregate principal amount of the outstanding debt securities of the applicable series; and

•	if specified events of bankruptcy, insolvency or reorganization occur.

If an event of default with respect to debt securities of any series occurs and is continuing, other than an event of default specified in the last bullet point above, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series, by notice to us in writing, and to the trustee if notice is given by such holders, may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. If an event of default specified in the last bullet point above occurs with respect to us, the principal amount of and accrued interest, if any, of each issue of debt securities then outstanding shall be due and payable without any notice or other action on the part of the trustee or any holder.

The holders of a majority in principal amount of the outstanding debt securities of an affected series may waive any default or event of default with respect to the series and its consequences, except defaults or events of default regarding payment of principal, premium, if any, or interest, unless we have cured the default or event of default in accordance with the indenture. Any waiver shall cure the default or event of default.

Subject to the terms of the indenture, if an event of default under an indenture shall occur and be continuing, the trustee will be under no obligation to exercise any of its rights or powers under such indenture at the request or direction of any of the holders of the applicable series of debt securities, unless such holders have offered the trustee reasonable indemnity. The holders of a majority in principal amount of the outstanding debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust or power conferred on the trustee, with respect to the debt securities of that series, provided that:

•	the direction so given by the holder is not in conflict with any law or the applicable indenture; and

•	subject to its duties under the Trust Indenture Act, the trustee need not take any action that might involve it in personal liability or might be unduly prejudicial to the holders not involved in the proceeding.

A holder of the debt securities of any series will have the right to institute a proceeding under the indenture or to appoint a receiver or trustee, or to seek other remedies only if:

•	the holder has given written notice to the trustee of a continuing event of default with respect to that series;

•	the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series have made written request;

•	such holders have offered to the trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred by the trustee in compliance with the request; and

•	the trustee does not institute the proceeding, and does not receive from the holders of a majority in aggregate principal amount of the outstanding debt securities of that series other conflicting directions within 90 days after the notice, request and offer.

These limitations do not apply to a suit instituted by a holder of debt securities if we default in the payment of the principal, premium, if any, or interest on, the debt securities.

We will periodically file statements with the trustee regarding our compliance with specified covenants in the indenture.

Modification of Indenture; Waiver

We and the trustee may change an indenture without the consent of any holders with respect to specific matters:

•	to cure any ambiguity, defect or inconsistency in the indenture or in the debt securities of any series;

•	to comply with the provisions described above under “Description of Debt Securities—Consolidation, Merger or Sale;”

•	to provide for uncertificated debt securities in addition to or in place of certificated debt securities;

•	to add to our covenants, restrictions, conditions or provisions such new covenants, restrictions, conditions or provisions for the benefit of the holders of all or any series of debt securities, to make the occurrence, or the occurrence and the continuance, of a default in any such additional covenants, restrictions, conditions or provisions an event of default or to surrender any right or power conferred upon us in the indenture;

•	to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication and delivery of debt securities, as set forth in the indenture;

•	to make any change that does not adversely affect the interests of any holder of debt securities of any series in any material respect;

•	to provide for the issuance of and establish the form and terms and conditions of the debt securities of any series as provided above under “Description of Debt Securities—General” to establish the form of any certifications required to be furnished pursuant to the terms of the indenture or any series of debt securities, or to add to the rights of the holders of any series of debt securities;

•	to evidence and provide for the acceptance of appointment under any indenture by a successor trustee; or

•	to comply with any requirements of the SEC in connection with the qualification of any indenture under the Trust Indenture Act.

In addition, under the indenture, the rights of holders of a series of debt securities may be changed by us and the trustee with the written consent of the holders of at least a majority in aggregate principal amount of the outstanding debt securities of each series that is affected. However, unless we provide otherwise in the prospectus supplement applicable to a particular series of debt securities, we and the trustee may make the following changes only with the consent of each holder of any outstanding debt securities affected:

•	extending the fixed maturity of any debt securities of any series;

•	reducing the principal amount, reducing the rate of or extending the time of payment of interest, or reducing any premium payable upon the redemption of any series of any debt securities; or

•	reducing the percentage of debt securities, the holders of which are required to consent to any amendment, supplement, modification or waiver.

Discharge

Each indenture provides that we can elect to be discharged from our obligations with respect to one or more series of debt securities, except for specified obligations, including obligations to:

•	provide for payment;

•	register the transfer or exchange of debt securities of the series;

•	replace stolen, lost or mutilated debt securities of the series;

•	pay principal of and premium and interest on any debt securities of the series;

•	maintain paying agencies;

•	hold monies for payment in trust;

•	recover excess money held by the trustee;

•	compensate and indemnify the trustee; and

•	appoint any successor trustee.

In order to exercise our rights to be discharged, we must deposit with the trustee money or government obligations sufficient to pay all the principal of, any premium, if any, and interest on, the debt securities of the series on the dates payments are due.

Form, Exchange and Transfer

We will issue the debt securities of each series only in fully registered form without coupons and, unless we provide otherwise in the applicable prospectus supplement, in denominations of $1,000 and any integral multiple thereof. The indenture provides that we may issue debt securities of a series in temporary or permanent global form and as book-entry securities that will be deposited with, or on behalf of, The Depository Trust Company, or DTC, or another depositary named by us and identified in the applicable prospectus supplement with respect to that series. To the extent the debt securities of a series are issued in global form and as book-entry, a description of terms relating to any book entry securities will be set forth in the applicable prospectus supplement.

At the option of the holder, subject to the terms of the indenture and the limitations applicable to global securities described in the applicable prospectus supplement, the holder of the debt securities of any series can exchange the debt securities for other debt securities of the same series, in any authorized denomination and of like tenor and aggregate principal amount.

Subject to the terms of the indenture and the limitations applicable to global securities set forth in the applicable prospectus supplement, holders of the debt securities may present the debt securities for exchange or for registration of transfer, duly endorsed or with the form of transfer endorsed thereon duly executed if so required by us or the security registrar, at the office of the security registrar or at the office of any transfer agent designated by us for this purpose. Unless otherwise provided in the debt securities that the holder presents for transfer or exchange, we will impose no service charge for any registration of transfer or exchange, but we may require payment of any taxes or other governmental charges.

We will name in the applicable prospectus supplement the security registrar, and any transfer agent in addition to the security registrar, that we initially designate for any debt securities. We may at any time designate additional transfer agents or rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each place of payment for the debt securities of each series.

If we elect to redeem the debt securities of any series, we will not be required to:

•	issue, register the transfer of, or exchange any debt securities of that series during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any debt securities that may be selected for redemption and ending at the close of business on the day of the mailing; or

•	register the transfer of or exchange any debt securities so selected for redemption, in whole or in part, except the unredeemed portion of any debt securities we are redeeming in part.

Information Concerning the Trustee

The trustee, other than during the occurrence and continuance of an event of default under an indenture, undertakes to perform only those duties as are specifically set forth in the applicable indenture. Upon an event of default under an indenture, the trustee must use the same degree of care as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the trustee is under no obligation to exercise any of the powers given it by the indenture at the request of any holder of debt securities unless it is offered reasonable security and indemnity against the costs, expenses and liabilities that it might incur.

Payment and Paying Agents

Unless we otherwise indicate in the applicable prospectus supplement, we will make payment of the interest on any debt securities on any interest payment date to the person in whose name the debt securities, or one or more predecessor securities, are registered at the close of business on the regular record date for the interest.

We will pay principal of and any premium and interest on the debt securities of a particular series at the office of the paying agents designated by us, except that unless we otherwise indicate in the applicable prospectus supplement, we will make interest payments by check that we will mail to the holder or by wire transfer to certain holders. Unless we otherwise indicate in the applicable prospectus supplement, we will designate the corporate trust office of the trustee as our sole paying agent for payments with respect to debt securities of each series. We will name in the applicable prospectus supplement any other paying agents that we initially designate for the debt securities of a particular series. We will maintain a paying agent in each place of payment for the debt securities of a particular series.

All money we pay to a paying agent or the trustee for the payment of the principal of or any premium or interest on any debt securities that remains unclaimed at the end of two years after such principal, premium or interest has become due and payable will be repaid to us, and the holder of the debt security thereafter may look only to us for payment thereof.

Governing Law

The indenture and the debt securities will be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act of 1939 is applicable.

DESCRIPTION OF WARRANTS

The following description, together with the additional information we may include in any applicable prospectus supplement and in any related free writing prospectuses that we may authorize to be distributed to you, summarizes the material terms and provisions of the warrants that we may offer under this prospectus, which may consist of warrants to purchase common stock, preferred stock or debt securities and may be issued in one or more series. Warrants may be offered independently or in combination with common stock, preferred stock or debt securities offered by any prospectus supplement. While the terms we have summarized below will apply generally to any warrants that we may offer under this prospectus, we will describe the particular terms of any series of warrants in more detail in the applicable prospectus supplement. The following description of warrants will apply to the warrants offered by this prospectus unless we provide otherwise in the applicable prospectus supplement. The applicable prospectus supplement for a particular series of warrants may specify different or additional terms.

We have filed forms of the warrant agreements and forms of warrant certificates containing the terms of the warrants that may be offered as exhibits to the registration statement of which this prospectus is a part. We will file as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference from reports that we file with the SEC, the form of warrant and/or the warrant agreement and warrant certificate, as applicable, that describe the terms of the particular series of warrants we are offering, and any supplemental agreements, before the issuance of such warrants. The following summaries of material terms and provisions of the warrants are subject to, and qualified in their entirety by reference to, all the provisions of the form of warrant and/or the warrant agreement and warrant certificate, as applicable, and any supplemental agreements applicable to a particular series of warrants that we may offer under this prospectus. We urge you to read the applicable prospectus supplement related to the particular series of warrants that we may offer under this prospectus, as well as any related free writing prospectuses, and the complete form of warrant and/or the warrant agreement and warrant certificate, as applicable, and any supplemental agreements, that contain the terms of the warrants.

General

We will describe in the applicable prospectus supplement the terms relating to a series of warrants being offered, including:

•	the offering price and aggregate number of warrants offered;

•	the currency for which the warrants may be purchased;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at, and currency in which, this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon the exercise of one warrant and the price at which these shares may be purchased upon such exercise;

•	the effect of any merger, consolidation, sale or other disposition of our business on the warrant agreements and the warrants;

•	the terms of any rights to redeem or call the warrants;

•	any provisions for changes to or adjustments in the exercise price or number of securities issuable upon exercise of the warrants;

•	the dates on which the right to exercise the warrants will commence and expire;

•	the manner in which the warrant agreements and warrants may be modified;

•	a discussion of any material or special U.S. federal income tax considerations of holding or exercising the warrants;

•	the terms of the securities issuable upon exercise of the warrants; and

•	any other specific terms, preferences, rights or limitations of or restrictions on the warrants.

Before exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including:

•	in the case of warrants to purchase debt securities, the right to receive payments of principal of, or premium, if any, or interest on, the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture; or

•	in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise voting rights, if any.

Exercise of Warrants

Each warrant will entitle the holder to purchase the securities that we specify in the applicable prospectus supplement at the exercise price that we describe in the applicable prospectus supplement. The warrants may be exercised as set forth in the prospectus supplement relating to the warrants offered. Unless we otherwise specify in the applicable prospectus supplement, warrants may be exercised at any time up to the close of business on the expiration date set forth in the prospectus supplement relating to the warrants offered thereby. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and the warrant or warrant certificate, as applicable, properly completed and duly executed at the corporate trust office of the warrant agent, if any, or any other office, including ours, indicated in the prospectus supplement, we will, as soon as practicable, issue and deliver the securities purchasable upon such exercise. If less than all of the warrants (or the warrants represented by such warrant certificate) are exercised, a new warrant or a new warrant certificate, as applicable, will be issued for the remaining warrants.

Governing Law

Unless we otherwise specify in the applicable prospectus supplement, the warrants and any warrant agreements will be governed by and construed in accordance with the laws of the State of New York.

Enforceability of Rights by Holders of Warrants

Each warrant agent, if any, will act solely as our agent under the applicable warrant agreement and will not assume any obligation or relationship of agency or trust with any holder of any warrant. A single bank or trust company may act as warrant agent for more than one issue of warrants. A warrant agent will have no duty or responsibility in case of any default by us under the applicable warrant agreement or warrant, including any duty or responsibility to initiate any proceedings at law or otherwise, or to make any demand upon us. Any holder of a warrant may, without the consent of the related warrant agent or the holder of any other warrant, enforce by appropriate legal action its right to exercise, and receive the securities purchasable upon exercise of, its warrants.

Outstanding Warrants

As of November 7, 2017, there were warrants to purchase a total of approximately 5,218,000 shares of common stock outstanding. Of the warrants that were outstanding, warrants to purchase approximately 208,000 shares of common stock were outstanding at an exercise price of $3.25 per share with an expiration date in March 2021, warrants to purchase approximately 10,000 shares of common stock were outstanding at an exercise price of $13.32 per share with an expiration date in February 2020 and warrants to purchase 5,000,000 shares of common stock were outstanding at an exercise price of $3.00 per share with an expiration date in October 2018. The warrants may be exercised for cash or, under certain circumstances, on a cashless basis, in which case we will deliver, upon exercise, the number of shares with respect to which the warrant is being exercised reduced by a number of shares having a value (as determined in accordance with the terms of the applicable warrant) equal to the aggregate exercise price of the shares with respect to which the warrant is being exercised.

LEGAL OWNERSHIP OF SECURITIES

We can issue securities in registered form or in the form of one or more global securities. We describe global securities in greater detail below. We refer to those persons who have securities registered in their own names on the books that we or any applicable trustee, depositary or warrant agent maintain for this purpose as the “holders” of those securities. These persons are the legal holders of the securities. We refer to those persons who, indirectly through others, own beneficial interests in securities that are not registered in their own names, as “indirect holders” of those securities. As we discuss below, indirect holders are not legal holders, and investors in securities issued in book-entry form or in street name will be indirect holders.

Book-Entry Holders

We may issue securities in book-entry form only, as we will specify in the applicable prospectus supplement. This means securities may be represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary’s book-entry system. These participating institutions, which are referred to as participants, in turn, hold beneficial interests in the securities on behalf of themselves or their customers.

Only the person in whose name a security is registered is recognized as the holder of that security. Securities issued in global form will be registered in the name of the depositary or its participants. Consequently, for securities issued in global form, we will recognize only the depositary as the holder of the securities, and we will make all payments on the securities to the depositary. The depositary passes along the payments it receives to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the securities.

As a result, investors in a book-entry security will not own securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the securities are issued in global form, investors will be indirect holders, and not holders, of the securities.

Street Name Holders

We may terminate a global security or issue securities in non-global form. In these cases, investors may choose to hold their securities in their own names or in “street name.” Securities held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those securities through an account he or she maintains at that institution.

For securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the securities are registered as the holders of those securities, and we will make all payments on those securities to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold securities in street name will be indirect holders, not holders, of those securities.

Legal Holders

Our obligations, as well as the obligations of any applicable trustee and of any third parties employed by us or a trustee, run only to the legal holders of the securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a security or has no choice because we are issuing the securities only in global form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, we may want to obtain the approval of the holders to amend an indenture, to relieve us of the consequences of a default or of our obligation to comply with a particular provision of the indenture or for other purposes. In such an event, we would seek approval only from the legal holders, and not the indirect holders, of the securities. Whether and how the legal holders contact the indirect holders is up to the holders.

Special Considerations for Indirect Holders

If you hold securities through a bank, broker or other financial institution, either in book-entry form or in street name, you should check with your own institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you securities registered in your own name so you can be a holder, if that is permitted in the future;

•	how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

A global security is a security that represents one or any other number of individual securities held by a depositary. Generally, all securities represented by the same global securities will have the same terms.

Each security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, DTC will be the depositary for all securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary, its nominee or a successor depositary, unless special termination situations arise. We describe those situations below under the section captioned “Special Situations When a Global Security Will Be Terminated” in this prospectus. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and legal holder of all securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that does. Thus, an investor whose security is represented by a global security will not be a legal holder of the security, but only an indirect holder of a beneficial interest in the global security.

If the prospectus supplement for a particular security indicates that the security will be issued in global form only, then the security will be represented by a global security at all times unless and until the global security is terminated. If termination occurs, we may issue the securities through another book-entry clearing system or decide that the securities may no longer be held through any book-entry clearing system.

Special Considerations for Global Securities

The rights of an indirect holder relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. We do not recognize an indirect holder as a holder of securities and instead deal only with the depositary that holds the global security.

If securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the securities to be registered in his or her name, and cannot obtain non-global certificates for his or her interest in the securities, except in the special situations we describe below;

•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the securities and protection of his or her legal rights relating to the securities, as we describe above;

•	an investor may not be able to sell interests in the securities to some insurance companies and to other institutions that are required by law to own their securities in non-book-entry form;

•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security;

•	we and any applicable trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security, nor do we or any applicable trustee supervise the depositary in any way;

•	the depositary may, and we understand that DTC will, require that those who purchase and sell interests in a global security within its book-entry system use immediately available funds, and your broker or bank may require you to do so as well; and

•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the securities.

There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations When a Global Security Will Be Terminated

In a few special situations described below, a global security will terminate and interests in it will be exchanged for physical certificates representing those interests. After that exchange, the choice of whether to hold securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in securities transferred to their own name, so that they will be direct holders. We have described the rights of holders and street name investors above.

Unless we provide otherwise in the applicable prospectus supplement, the global security will terminate when the following special situations occur:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security and we do not appoint another institution to act as depositary within 90 days;

•	if we notify any applicable trustee that we wish to terminate that global security; or

•	if an event of default has occurred with regard to securities represented by that global security and has not been cured or waived.

The applicable prospectus supplement may also list additional situations for terminating a global security that would apply only to the particular series of securities covered by the applicable prospectus supplement. When a global security terminates, the depositary, and not we or any applicable trustee, is responsible for deciding the names of the institutions that will be the initial direct holders.

PLAN OF DISTRIBUTION

We may sell the securities from time to time pursuant to underwritten public offerings, “at the market” offerings, direct sales to the public, negotiated transactions, block trades or a combination of these methods. We may sell the securities to or through underwriters or dealers, through agents, or directly to one or more purchasers. We may distribute securities from time to time in one or more transactions:

•	at a fixed price or prices, which may be changed;

•	at market prices prevailing at the time of sale;

•	at prices related to such prevailing market prices; or

•	at negotiated prices.

A prospectus supplement or supplements (and any related free writing prospectus that we may authorize to be provided to you) will describe the terms of the offering of the securities, including, to the extent applicable:

•	the name or names of the underwriters, if any;

•	the purchase price of the securities or other consideration therefor, and the proceeds, if any, we will receive from the sale;

•	any over-allotment options under which underwriters may purchase additional securities from us;

•	any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation;

•	any public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers; and

•	any securities exchange or market on which the securities may be listed.

Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

If underwriters are used in the sale, they will acquire the securities for their own account and may resell the securities from time to time in one or more transactions at a fixed public offering price or at varying prices determined at the time of sale. The obligations of the underwriters to purchase the securities will be subject to the conditions set forth in the applicable underwriting agreement. We may offer the securities to the public through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Subject to certain conditions, the underwriters will be obligated to purchase all of the securities offered by the prospectus supplement, other than securities covered by any over-allotment option. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may change from time to time. We may use underwriters with whom we have a material relationship. We will describe in the prospectus supplement, naming the underwriter, the nature of any such relationship.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

We may authorize agents or underwriters to solicit offers by certain types of institutional investors to purchase securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. We will describe the conditions to these contracts and the commissions we must pay for solicitation of these contracts in the prospectus supplement.

We may provide agents and underwriters with indemnification against civil liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Agents and underwriters may engage in transactions with, or perform services for, us in the ordinary course of business.

All securities we may offer, other than common stock, will be new issues of securities with no established trading market. Any underwriters may make a market in these securities, but will not be obligated to do so and may discontinue any market making at any time without notice. We cannot guarantee the liquidity of the trading markets for any securities.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters or agents that are qualified market makers on The NASDAQ Capital Market may engage in passive market making transactions in the common stock on The NASDAQ Capital Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

In compliance with guidelines of the Financial Industry Regulatory Authority, or FINRA, the maximum consideration or discount to be received by any FINRA member or independent broker dealer may not exceed 8% of the aggregate amount of the securities offered pursuant to this prospectus and the applicable prospectus supplement.

LEGAL MATTERS

Unless otherwise indicated in the applicable prospectus supplement, Cooley LLP, Palo Alto, California, will pass upon certain legal matters in connection with the offering and the validity of the securities being offered by this prospectus, and any supplement thereto.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, as set forth in their report, which is incorporated by reference in this prospectus and elsewhere in the registration statement. Our financial statements as of December 31, 2016, are incorporated by reference in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus is part of the registration statement on Form S-3 we filed with the SEC under the Securities Act and does not contain all of the information set forth in the registration statement. Whenever a reference is made in this prospectus to any of our contracts, agreements or other documents, the reference may not be complete and you should refer to the exhibits that are a part of the registration statement or the exhibits to the reports or other documents incorporated by reference into this prospectus for a copy of such contract, agreement or other document.

Because we are subject to the information and reporting requirements of the Exchange Act, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You also may read and copy any document we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including Sunesis Pharmaceuticals, Inc. The SEC’s Internet site can be found at www.sec.gov.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference information from other documents that we file with it, which means that we can disclose important information to you by referring you to other documents. The information incorporated by reference is considered to be part of this prospectus. Information in this prospectus supersedes information incorporated by reference that we filed with the SEC prior to the date of this prospectus, while information that we file later with the SEC will automatically update and supersede the information in this prospectus. We incorporate by reference into this prospectus and the registration statement of which this prospectus is a part the information or documents listed below that we have filed with the SEC (Commission File No. 000-51531):

•	our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 9, 2017;

•	the information specifically incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2016, from our definitive proxy statement in connection with our 2017 Annual Meeting of Stockholders, filed with the SEC on April 20, 2017;

•	our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 8, 2017, for the quarter ended June 30, 2017, filed with the SEC on July 27, 2017, and for the quarter ended September 30, 2017, filed with the SEC on November 2, 2017;

•	our Current Reports on Form 8-K, filed with the SEC on March 27, 2017, April 12, 2017, April 28, 2017, May 1, 2017, June 5, 2017, June 30, 2017, August 28, 2017, October 26, 2017, and November 7, 2017; and

•	the description of our common stock, which is registered under Section 12 of the Exchange Act, in our registration statement on Form 8-A, filed with the SEC on September 19, 2005, including any amendments or reports filed for the purpose of updating such description.

We also incorporate by reference any future filings (other than Current Reports or portions thereof furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits filed on such form that are related to such items unless such Form 8-K expressly provides to the contrary) made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including those made after the date of the initial filing of the registration statement of which this prospectus is a part and prior to effectiveness of such registration statement, until we file a post-effective amendment that indicates the termination of the offering of the securities made by this prospectus and will become a part of this prospectus from the date that such documents are filed with the SEC. Information in such future filings updates and supplements the information provided in this prospectus. Any statements in any such future filings will automatically be deemed to modify and supersede any information in any document we previously filed with the SEC that is incorporated or deemed to be incorporated herein by reference to the extent that statements in the later filed document modify or replace such earlier statements.

You may request a copy of these filings, at no cost, by writing to or telephoning us at the following address:

Sunesis Pharmaceuticals, Inc.

Attention: Corporate Secretary

395 Oyster Point Boulevard, Suite 400

South San Francisco, California 94080

(650) 266-3500

The information in this prospectus is not complete and may be changed. We may not sell these securities or accept an offer to buy these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated November 7, 2017

PROSPECTUS

Up to $45,000,000 of Shares

Common Stock

We have entered into a Controlled Equity OfferingSM Sales Agreement, as amended, with Cantor Fitzgerald & Co., or Cantor, relating to shares of our common stock offered by this prospectus. In accordance with the terms of the Sales Agreement, as amended, we may offer and sell shares of our common stock, $0.0001 par value per share, having an aggregate offering price of up to $45,000,000 from time to time through Cantor, acting as agent.

Our common stock is listed on The NASDAQ Capital Market under the symbol “SNSS.” The last reported sale price of our common stock on The NASDAQ Capital Market on November 3, 2017 was $3.00 per share.

Sales of our common stock, if any, under this prospectus may be made in sales deemed to be “at-the-market” equity offerings as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, or the Securities Act. Cantor will act as sales agent on a best efforts basis and use commercially reasonable efforts to sell on our behalf all of the shares of common stock requested to be sold by us, consistent with its normal trading and sales practices, on mutually agreed terms between Cantor and us. There is no arrangement for funds to be received in any escrow, trust or similar arrangement.

Cantor will be entitled to compensation at a fixed commission rate of up to 3.0% of the gross proceeds from the sale of any shares sold under the Sales Agreement. In connection with the sale of our common stock on our behalf, Cantor will be deemed to be an “underwriter” within the meaning of the Securities Act of 1933, as amended, or the Securities Act, and the compensation of Cantor will be deemed to be underwriting commissions or discounts. We have also agreed to provide indemnification and contribution to Cantor with respect to certain liabilities, including liabilities under the Securities Act.

Investing in our common stock involves a high degree of risk. Before making any investment decisions, please read the information under the heading “Risk Factors” on page 3 of this prospectus and under similar headings in the other documents incorporated by reference into this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is            , 2017.

PROSPECTUS

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ABOUT THIS PROSPECTUS

This prospectus relates to the offering of our common stock. Before buying any of the common stock that we are offering, we urge you to carefully read this prospectus, together with the information incorporated by reference as described under the headings “Where You Can Find More Information” and “Incorporation of Certain Information by Reference” in this prospectus. These documents contain important information that you should consider when making your investment decision.

This prospectus describes the specific terms of the common stock we are offering and also adds to, and updates information contained in the documents incorporated by reference into this prospectus. To the extent there is a conflict between the information contained in this prospectus, on the one hand, and the information contained in any document incorporated by reference into this prospectus that was filed with the Securities and Exchange Commission, or SEC, before the date of this prospectus, on the other hand, you should rely on the information in this prospectus. If any statement in one of these documents is inconsistent with a statement in another document having a later date — for example, a document incorporated by reference into this prospectus — the statement in the document having the later date modifies or supersedes the earlier statement.

You should rely only on the information contained or incorporated by reference in this prospectus along with the information contained in any free writing prospectus that we may authorize for use in connection with this offering. We have not, and Cantor has not, authorized anyone to provide you with different or additional information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and Cantor is not, making an offer to sell or soliciting an offer to buy our securities in any jurisdiction in which an offer or solicitation is not authorized or in which the person making that offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make an offer or solicitation. You should assume that the information appearing in this prospectus, the documents incorporated by reference in this prospectus, and in any free writing prospectus that we have authorized for use in connection with this offering is accurate only as of the respective dates of those documents. Our business, financial condition, results of operations and prospects may have changed since those dates.

This prospectus contains and incorporates by reference market data and industry statistics and forecasts that are based on independent industry publications and other publicly available information. Although we believe that these sources are reliable, we do not guarantee the accuracy or completeness of this information and we have not independently verified this information. Although we are not aware of any misstatements regarding the market and industry data presented in this prospectus and the documents incorporated herein by reference, these estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” contained in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. Accordingly, investors should not place undue reliance on this information.

This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under the heading “Where You Can Find More Information.”

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PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus or incorporated by reference in this prospectus, and does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire prospectus and any related free writing prospectus, including the risks of investing in our securities discussed under the heading “Risk Factors” contained in this prospectus and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. You should also carefully read the information incorporated by reference into this prospectus, including our financial statements, and the exhibits to the registration statement of which this prospectus is a part.

Sunesis Pharmaceuticals, Inc.

Overview

Sunesis is a biopharmaceutical company focused on the development and commercialization of new oncology therapeutics for the treatment of solid and hematologic cancers. Our primary activities since incorporation have been conducting research and development internally and through corporate collaborators, in-licensing and out-licensing pharmaceutical compounds and technology, conducting clinical trials and raising capital.

In January 2014, we announced the expansion of our oncology pipeline through separate global licensing agreements for two preclinical kinase inhibitor programs. The first agreement, with Biogen Idec MA, Inc. (Biogen) is for global commercial rights to SNS-062, a selective non-covalently binding oral inhibitor of BTK. We filed a Clinical Trial Authorization application in the first quarter of 2016 in Belgium and enrolled the first patients in a Phase 1A study of SNS-062 in healthy volunteers. In September and again in December 2016, we announced results from our Phase 1A study in healthy volunteers evaluating oral non-covalent, reversible BTK inhibitor SNS-062. The study demonstrated a favorable safety, pharmacokinetic (PK) and pharmacodynamic (PD) profile for SNS-062 in healthy subjects. In December 2016 we filed an Investigational New Drug (IND) application with the U.S. Food and Drug Administration (FDA) to conduct a Phase 1B/2 trial in patients with various B-cell malignancies. In January 2017, we announced that our IND application with the FDA, for SNS-062 had become effective. In July 2017, we dosed the first patient in a Phase 1B/2 study to assess the candidate’s safety and activity of SNS-062 in patients with advanced B-cell malignancies after two or more prior therapies, including ibrutinib or other covalent BTK inhibitor, and including patients with BTK C481 mutations. In relation to the dosing of the first patient, we also made a milestone payment of $2.5 million to Biogen under the licensing agreement.

We are also developing a pre-clinical inhibitor of the novel target PDK1, which we believe to have the potential to be first-in-class. We are currently evaluating SNS-510, a PDK1 inhibitor, in pre-clinical absorption, distribution, metabolism and excretion, and toxicology studies, and we expect to complete such evaluation with the goal of declaring a development candidate before the end of 2017.

We are in a collaboration with Takeda for the development of TAK-580 (formerly MLN2480), an oral pan-RAF inhibitor, for which Takeda is conducting a multi-arm, open-label Phase 1B/2 study in combination with various anti-cancer agents in adult patients with advanced non-hematologic malignancies.

In October 2014, we announced the results of a Phase 3, multi-national, randomized, double-blind, placebo-controlled trial of vosaroxin in combination with cytarabine in patients with relapsed or refractory AML, or the VALOR trial. The VALOR trial did not meet its primary endpoint of demonstrating a statistically significant improvement in overall survival. However, based upon the favorable results of other predefined analyses of the data, in November 2014, we submitted a letter of intent to the European Medicines Agency (EMA) describing our intention to file a marketing authorization application (MAA) for marketing authorization of vosaroxin plus cytarabine for the treatment of relapsed or refractory AML. In June 2015, we met separately with the Rapporteur and Co-Rapporteur, who are two appointed members of the EMA’s Committee for Medicinal Products for Human Use (CHMP). Based upon feedback from these meetings, we filed an MAA with the EMA at the end of 2015. In April 2016, we received a list of questions relating to our MAA filing (the Day 120 Questions), and we responded to these questions in October 2016, and in December 2016 received a list of outstanding issues (the Day 180 LOI). In March 2017, we submitted responses to the EMA Day 180 List of Outstanding Issues issued by the CHMP as part of the centralized review process of the MAA for vosaroxin as a treatment for relapsed/refractory acute myeloid leukemia (AML) in patients aged 60 years and older. In April 2017, we presented to the Scientific Advisory Group—Oncology (SAG-O) and also to the CHMP. As a result of these interactions, feedback from its CHMP rapporteurs and its retained regulatory consultants and an internal assessment, we announced on May 1, 2017 the withdrawal of our MAA. It is our intention to continue to support investigator-sponsored group trials with vosaroxin and to resume company-sponsored studies if a development partner can be secured.

Company Information

We were incorporated in Delaware in February 1998 as Mosaic Pharmaceuticals, Inc., and we subsequently changed our name to Sunesis Pharmaceuticals, Inc. The address of our principal executive office is 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, and our telephone number is (650) 266-3500. Our website address is www.sunesis.com. We do not incorporate the information on our website into this prospectus, and you should not consider it part of this prospectus.

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The Offering

Common stock offered by us pursuant to this prospectus	In accordance with the terms of the sales agreement, we may offer and sell shares of our common stock from time to time through Cantor having an aggregate offering price of up to $45,000,000.

Manner of offering	“At-the-market” offering that may be made from time to time through our agent, Cantor Fitzgerald & Co. See “Plan of Distribution” in this prospectus.

Use of proceeds	We currently intend to use the net proceeds from this offering for working capital, capital expenditures and general corporate purposes, including research and development expenses, general and administrative expenses and manufacturing expenses. See “Use of Proceeds” in this prospectus.

Risk factors	This investment involves a high degree of risk. Please read the information contained in and incorporated by reference under the heading “Risk Factors” on page 3 of this prospectus and under similar headings in the other documents that are filed after the date hereof and incorporated by reference into this prospectus.

NASDAQ Capital Market symbol	“SNSS”

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RISK FACTORS

Investing in our securities involves a high degree of risk. You should consider carefully the risks described below and discussed under the section captioned “Risk Factors” contained in our annual report on Form 10-K for the year ended December 31, 2016, and in our subsequent quarterly reports on Form 10-Q as updated by our subsequent filings under the Securities Exchange Act of 1934, as amended, or the Exchange Act, each of which is incorporated by reference in this prospectus in their entirety, together with other information in this prospectus, and the information and documents incorporated by reference in this prospectus, and any free writing prospectus that we have authorized for use in connection with this offering before you make a decision to invest in our common stock. If any of the following events actually occur, our business, operating results, prospects or financial condition could be materially and adversely affected. This could cause the trading price of our common stock to decline and you may lose all or part of your investment. The risks below and incorporated by reference in this prospectus are not the only ones we face. Additional risks not currently known to us or that we currently deem immaterial may also affect our business operations. Please also read carefully the section below captioned “Forward-Looking Statements.”

Risks Related to Our Common Stock and this Offering

The price of our common stock may continue to be volatile, and the value of an investment in our common stock may decline.

From 2016 until the end of the third quarter of 2017, our common stock traded as low as $1.84 and as high as $6.30. Factors that could cause continued volatility in the market price of our common stock include, but are not limited to:

•	our ability to raise additional capital to carry through with our clinical development plans and current and future operations and the terms of any related financing arrangement;

•	results from, and any delays in or discontinuance of, ongoing and planned clinical trials for vosaroxin and SNS-062, including investigator-sponsored trials;

•	announcements of additional FDA requirements for a regulatory path for vosaroxin or non-approval of vosaroxin, such as the July 2015 request that we provide additional clinical evidence prior to any regulatory filing of vosaroxin in the United States;

•	delays in filing regulatory documents with the EMA, FDA or other regulatory agencies, or delays in the review process by the EMA, FDA or other foreign regulatory agencies;

•	announcements relating to restructuring and other operational changes;

•	delays in the commercialization of vosaroxin, SNS-062 or our future products, if any;

•	our ability to complete a commercialization agreement for vosaroxin in Europe on satisfactory terms;

•	market conditions in the pharmaceutical, biopharmaceutical and biotechnology sectors;

•	issuance of new or changed securities analysts’ reports or recommendations;

•	developments or disputes concerning our intellectual property or other proprietary rights;

•	clinical and regulatory developments with respect to potential competitive products;

•	failure to maintain compliance with the covenants in the Loan Agreement;

•	introduction of new products by our competitors;

•	issues in manufacturing vosaroxin or SNS-062 drug substance or drug product, or future products, if any;

•	market acceptance of vosaroxin, SNS-062 or our future products, if any;

•	announcements relating to our arrangements with Biogen, Takeda or RPI;

•	actual and anticipated fluctuations in our quarterly operating results;

•	deviations in our operating results from the estimates of analysts;

•	third-party healthcare reimbursement policies;

•	EMA, FDA or other European, U.S. or foreign regulatory actions affecting us or our industry;

•	litigation or public concern about the safety of vosaroxin, SNS-062 or future products, if any;

•	failure to develop or sustain an active and liquid trading market for our common stock;

•	sales of our common stock by our officers, directors or significant stockholders; and

•	additions or departures of key personnel.

Provisions of our charter documents or Delaware law could delay or prevent an acquisition of our company, even if the acquisition would be beneficial to our stockholders, and could make it more difficult to change management.

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Provisions of our amended and restated certificate of incorporation and amended and restated bylaws may discourage, delay or prevent a merger, acquisition or other change in control that stockholders might otherwise consider favorable, including transactions in which stockholders might otherwise receive a premium for their shares. In addition, these provisions may frustrate or prevent any attempt by our stockholders to replace or remove our current management by making it more difficult to replace or remove our board of directors. These provisions include:

•	a classified board of directors so that not all directors are elected at one time;

•	a prohibition on stockholder action through written consent;

•	limitations on our stockholders’ ability to call special meetings of stockholders;

•	an advance notice requirement for stockholder proposals and nominations; and

•	the authority of our board of directors to issue preferred stock with such terms as our board of directors may determine.

In addition, Delaware law prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder, generally a person who, together with its affiliates, owns or within the last three years has owned 15% of our voting stock, for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. Accordingly, Delaware law may discourage, delay or prevent a change in control of our company.

Provisions in our charter documents and provisions of Delaware law could limit the price that investors are willing to pay in the future for shares of our common stock.

We have never paid dividends on our capital stock and we do not anticipate paying any cash dividends in the foreseeable future.

We have never declared or paid cash dividends on our capital stock. We do not anticipate paying any cash dividends on our capital stock in the foreseeable future. In addition, under the terms of our Loan Agreement with the Lenders, we are precluded from paying cash dividends without the prior written consent of the Lenders. We currently intend to retain all available funds and any future earnings to fund the development and growth of our business. As a result, capital appreciation, if any, of our common stock will be our stockholders’ sole source of gain for the foreseeable future.

We are at risk of securities class action litigation.

In the past, securities class action litigation has often been brought against a company following a decline in the market price of its securities. This risk is especially relevant for us because biotechnology companies have experienced greater than average stock price volatility in recent years. These broad market fluctuations may adversely affect the trading price or liquidity of our common stock. In the past, when the market price of a stock has been volatile, holders of that stock have sometimes instituted securities class action litigation against the issuer. If any of our stockholders were to bring such a lawsuit against us, we could incur substantial costs defending the lawsuit and the attention of our management would be diverted from the operation of our business.

You will experience immediate and substantial dilution.

The offering price per share in this offering may exceed the net tangible book value per share of our common stock outstanding prior to this offering. Assuming that an aggregate of 15,000,000 shares of our common stock are sold at a price of $3.00 per share, the last reported sale price of our common stock on The NASDAQ Capital Market on November 3, 2017, for aggregate gross proceeds of $45,000,000, and after deducting commissions and estimated aggregate offering expenses payable by us, you will experience immediate dilution of $1.81 per share, representing the difference between our as adjusted net tangible book value per share as of September 30, 2017, after giving effect to this offering and the assumed offering price. The exercise of outstanding stock options and warrants will result in further dilution of your investment. See the section captioned “Dilution” below for a more detailed illustration of the dilution you would incur if you participate in this offering.

You may experience future dilution as a result of future equity offerings.

To raise additional capital, we may in the future offer additional shares of our common stock or other securities convertible into or exchangeable for our common stock at prices that may not be the same as the price per share in this offering. We may sell shares or other securities in any other offering at a price per share that is less than the price per share paid by investors in this offering, and investors purchasing shares or other securities in the future could have rights superior to existing stockholders. The price per share at which we sell additional shares of our common stock, or securities convertible or exchangeable into common stock, in future transactions may be higher or lower than the price per share paid by investors in this offering.

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Management will have broad discretion as to the use of the proceeds from this offering, and we may not use the proceeds effectively.

We currently intend to use the net proceeds from this offering for working capital, capital expenditures and general corporate purposes, which may include research and development expenses, general and administrative expenses and manufacturing expenses. Pending the use of net proceeds, we intend to invest the net proceeds in short-term, investment-grade, interest bearing obligations, certificates of deposit or direct or guaranteed obligations of the United States. Our management has broad discretion as to the use of these proceeds and you will be relying on the judgment of our management regarding the application of these proceeds. We might apply these proceeds in ways with which you do not agree, or in ways that do not yield a favorable return. If our management applies these proceeds in a manner that does not yield a significant return, if any, on our investment of these net proceeds, it could compromise our ability to pursue our growth strategy and adversely affect the market price of our common stock.

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FORWARD-LOOKING STATEMENTS

This prospectus and the documents we have filed with the SEC that are incorporated by reference contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or the “safe harbor” created by those sections. These statements involve known and unknown risks, uncertainties and important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements for purposes of these provisions, including without limitation any statements relating to:

•	our future research and development activities, including clinical testing and the costs and timing thereof;

•	our strategy, including clinical development of SNS-062, our regulatory and clinical strategies for SNS-062, vosaroxin and other product candidates, and the clinical and commercial potential of SNS-062 and vosaroxin;

•	sufficiency of our cash resources;

•	our ability to raise additional funding when needed;

•	any statements concerning anticipated regulatory activities or licensing or collaborative arrangements;

•	our research and development and other expenses;

•	our operations and legal risks;

•	our intended use of the net proceeds from the offering under this prospectus; and

•	any statement of assumptions underlying any of the foregoing.

In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believe,” “continue,” “could,” “estimates,” “expects,” “intend,” “look forward,” “may,” “could,” “plans,” “potential,” or “will” or the negative thereof or other comparable terminology intended to identify forward-looking statements. Discussions containing these forward-looking statements may be found, among other places, in the “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections incorporated by reference from our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, as well as any amendments thereto reflected in subsequent filings with the SEC, and in Current Reports on Form 8-K filed with the SEC. Forward-looking statements reflect our current views with respect to future events, are based on assumptions and are subject to risks, uncertainties and other important factors. We discuss many of these risks, uncertainties and other important factors in greater detail under the heading “Risk Factors” in this prospectus and in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, which are incorporated by reference in this prospectus in their entirety. Given these risks, uncertainties and other important factors, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date such forward-looking statements are made. You should carefully read this prospectus together with the information incorporated herein by reference as described under the heading “Where You Can Find More Information,” in this prospectus, completely and with the understanding that our actual future results may be materially different from what we expect. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our business, results of operations and financial condition. We hereby qualify these forward looking statements by these cautionary statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this prospectus, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. You are advised, however, to consult any further disclosures we make on related subjects in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

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USE OF PROCEEDS

We currently intend to use the net proceeds from the sale of the securities by us hereunder for working capital, capital expenditures and general corporate purposes, which may include research and development expenses, general and administrative expenses and manufacturing expenses.

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DILUTION

Our net tangible book value as of September 30, 2017, was $2.9 million, or $0.12 per share of common stock. Net tangible book value per share is calculated by subtracting our total liabilities from our total tangible assets, which is total assets less intangible assets, and dividing this amount by the number of shares of common stock outstanding. After giving effect to the sale of our common stock in the aggregate amount of $45 million at an assumed offering price of $3.00 per share, the last reported sale price of our common stock on The NASDAQ Capital Market on November 3, 2017, and after deducting estimated offering commissions and expenses payable by us, our net tangible book value as of September 30, 2017, would have been $46.5 million, or $1.19 per share of common stock. This represents an immediate increase in the net tangible book value of $1.07 per share to our existing stockholders and an immediate and substantial dilution in net tangible book value of $1.81 per share to new investors. The following table illustrates this per share dilution:

Assumed offering price per share		$3.00
Net tangible book value per share as of September 30, 2017	$0.12
Increase per share attributable to new investors	$1.07

As-adjusted net tangible book value per share after this offering		$1.19

Net dilution per share to new investors		$1.81

The table above assumes for illustrative purposes that an aggregate of 15,000,000 shares of our common stock are sold at a price of $3.00 per share, the last reported sale price of our common stock on The NASDAQ Capital Market on November 3, 2017, for aggregate gross proceeds of $45,000,000 The shares sold in this offering, if any, will be sold from time to time at various prices. An increase of $0.50 per share in the price at which the shares are sold from the assumed offering price of $3.00 per share shown in the table above, assuming all of our common stock in the aggregate amount of $45 million is sold at that price, would increase our adjusted net tangible book value per share after the offering to $1.26 per share and would increase the dilution in net tangible book value per share to new investors in this offering to $2.24 per share, after deducting commissions and estimated aggregate offering expenses payable by us. A decrease of $0.50 per share in the price at which the shares are sold from the assumed offering price of $3.00 per share shown in the table above, assuming all of our common stock in the aggregate amount of $45 million is sold at that price, would decrease our adjusted net tangible book value per share after the offering to $1.11 per share and would decrease the dilution in net tangible book value per share to new investors in this offering to $1.39 per share, after deducting commissions and estimated aggregate offering expenses payable by us. This information is supplied for illustrative purposes only.

The above discussion and table are based on 23,998,692 shares of our common stock outstanding as of the close of business on September 30, 2017. This number excludes, as of the close of business on September 30, 2017:

•	options representing the right to purchase a total of 2,458,126 shares of common stock at a weighted average exercise price of $7.36 per share;

•	1,164,722 shares of common stock which were reserved for future equity awards that may be granted in the future under our equity incentive plans;

•	202,773 shares of common stock which were reserved for issuance under our employee stock purchase plan;

•	warrants representing the right to purchase a total of 218,247 shares of common stock at exercise prices between $3.25 and $13.32 per share;

•	2,273,170 shares of our common stock, issuable upon conversion of 13,639 shares of our Series B Convertible Preferred Stock;

•	1,558,000 shares of our common stock issuable upon the conversion of 1,558 shares of our Series C Convertible Preferred Stock; and

•	a total of 7,500,000 shares of common stock, 2,500,000 shares of common stock issuable upon conversion of 2,500 shares of our Series D Convertible Preferred Stock, and 5,000,000 shares of common stock issuable upon exercise of warrants, which common stock, Series D Convertible Preferred Stock and warrants were issued in our offerings conducted in October 2017.

To the extent that outstanding options have been or may be exercised or other shares issued, investors purchasing our common stock in this offering may experience further dilution. In addition, we may choose to raise additional capital due to market conditions or strategic considerations even if we believe we have sufficient funds for our current or future operating plans. To the extent that additional capital is raised through the sale of equity or convertible debt securities, the issuance of these securities could result in further dilution to our stockholders.

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DESCRIPTION OF CAPITAL STOCK

As of the date of this prospectus, our amended and restated certificate of incorporation, as amended, authorizes us to issue 400,000,000 shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share.

The following summary describes the material terms of our capital stock. The description of our capital stock is based on the provisions of our amended and restated certificate of incorporation and amended bylaws, and the applicable provisions of the Delaware General Corporation Law, or DGCL. This information may not be complete in all respects and is qualified entirely by reference to our amended and restated certificate of incorporation, our amended and restated bylaws and the Delaware General Corporation Law. For more information on how to obtain copies of our amended and restated certificate of incorporation and our amended and restated bylaws which are incorporated by reference as exhibits into the registration statement of which this prospectus is a part, please see the section captioned “Where You Can Find More Information” in this prospectus.

Common Stock

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders and do not have cumulative voting rights with respect to the election of directors. Generally, all matters to be voted on by stockholders must be approved by the holders of a majority of the common stock and preferred stock (voting together as a single class on an as-if converted basis), or, in the case of the election of directors, a plurality, represented at a meeting at which a quorum is present. Subject to preferences that may be applicable to the outstanding shares of preferred stock, the holders of common stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available therefor. Upon the liquidation, dissolution or winding up of Sunesis, holders of our common stock are entitled to share ratably in all assets legally available for distribution to stockholders remaining after payment of liabilities and the liquidation preferences of outstanding shares of preferred stock. Holders of common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to our common stock. All outstanding shares of common stock are, and all shares of common stock to be outstanding upon the completion of any offering pursuant to this registration statement of which this prospectus is a part, will be fully paid and non-assessable.

Preferred Stock

General. Our amended and restated certificate of incorporation authorizes our board of directors to issue up to 10,000,000 shares of our preferred stock, par value $0.0001 per share.

Subject to the limitations prescribed by our amended and restated certificate of incorporation, our board of directors is authorized to establish the number of shares constituting each series of preferred stock and to fix the designations, powers, preferences and rights of the shares of each of those series and the qualifications, limitations and restrictions of each of those series, all without any further vote or action by our stockholders.

Series A Preferred Stock

Our board of directors has designated 5,000,000 of the 10,000,000 authorized shares of preferred stock as Series A Preferred Stock. The following summary of certain terms and provisions of the Series A Preferred Stock is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series A Convertible Preferred Stock, as amended. The Series A Preferred Stock ranks senior to all of our common stock in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily. Each share of the Series A Preferred Stock is convertible into shares of our common stock at any time at the option of the holder at the Series A Preferred Conversion Rate (as calculated in the certificate of designation). In the event of our liquidation, dissolution, or winding up, holders of the Series A Preferred Stock will receive a payment equal to $10.35 per share (subject to adjustment as provided in the related certificate of designation of preferences) of Series A Preferred Stock before any proceeds are distributed to the holders of our common stock. The shares of Series A Preferred Stock will generally vote together with share of common stock on all matters, and the consent of holders of a majority of the outstanding Series A Preferred Stock will be required for certain actions such as amendment of the terms of the Certificate of Incorporation or Bylaws or a change of control. The shares of Series A Preferred Stock will be entitled to receive any dividends payable to holder of common stock. The shares of Series A Preferred Stock are not entitled to any redemption rights. We have not listed the Series A Preferred Stock on The NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series A Preferred Stock has been listed on The NASDAQ Capital Market.

Series B Preferred Stock

Our board of directors has designated 30,000 of the 10,000,000 authorized shares of preferred stock as Series B Preferred Stock. The following summary of certain terms and provisions of the Series B Preferred Stock is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series B Convertible Preferred Stock.

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Rank. The Series B Preferred Stock ranks:

•	senior to all of our common stock;

•	senior to our authorized but unissued Series A Preferred Stock;

•	senior to any class or series of our capital stock hereafter created specifically ranking by its terms junior to the Series B Preferred Stock;

•	on parity with any class or series of our capital stock hereafter created specifically ranking by its terms on parity with the Series B Preferred Stock; and

•	junior to any class or series of our capital stock hereafter created specifically ranking by its terms senior to the Series B Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

Conversion. Each share of the Series B Preferred Stock is convertible into 166 shares of our common stock (subject to adjustment as provided in the related certificate of designation of preferences) at any time at the option of the holder, provided that the holder will be prohibited from converting the Series B Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding.

Liquidation Preference. In the event of our liquidation, dissolution, or winding up, holders of the Series B Preferred Stock will receive a payment equal to $0.0001 per share of Series B Preferred Stock before any proceeds are distributed to the holders of our common stock.

Voting Rights. The shares of Series B Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series B Preferred Stock will be required to amend the terms of the Series B Preferred Stock.

Dividends. The shares of Series B Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors.

Redemption. We are not obligated to redeem or repurchase any shares of Series B Preferred Stock. The shares of Series B Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous fund provisions.

Exchange Listing. We have not listed the Series B Preferred Stock on The NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series B Preferred Stock has been listed on The NASDAQ Capital Market.

Series C Preferred Stock

Our board of directors has designated 3,000 of the 10,000,000 authorized shares of preferred stock as Series C Preferred Stock. The following summary of certain terms and provisions of the Series C Preferred is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series C Convertible Preferred Stock.

Rank. The Series C Preferred Stock ranks:

•	senior to all of our common stock;

•	senior to our authorized but unissued Series A Preferred Stock;

•	senior to any class or series of our capital stock hereafter created specifically ranking by its terms junior to the Series C Preferred Stock;

•	on parity with all of our Series B Preferred Stock;

•	on parity with any class or series of our capital stock hereafter created specifically ranking by its terms on parity with the Series C Preferred Stock; and

•	junior to any class or series of our capital stock hereafter created specifically ranking by its terms senior to the Series C Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

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Conversion. Each share of the Series C Preferred Stock is convertible into 1,000 shares of our common stock (subject to adjustment as provided in the related certificate of designation of preferences) at any time at the option of the holder, provided that the holder will be prohibited from converting the Series C Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding.

Liquidation Preference. In the event of our liquidation, dissolution, or winding up, holders of the Series C Preferred Stock will receive a payment equal to $0.0001 per share of Series C Preferred Stock before any proceeds are distributed to the holders of our common stock.

Voting Rights. The shares of Series C Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series C Preferred Stock will be required to amend the terms of the Series C Preferred Stock.

Dividends. The shares of Series C Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors.

Redemption. We are not obligated to redeem or repurchase any shares of Series C Preferred Stock. The shares of Series C Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous fund provisions.

Fundamental Transaction. If a fundamental transaction (as defined below) occurs while any of the Series C Preferred Stock is outstanding, then upon any subsequent conversion of this Series C Preferred Stock the holders shall have the right to receive, in lieu of the right to receive the shares of our common stock that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the same kind and amount of securities, cash or property as such holder would have been entitled to receive upon the occurrence of such fundamental transaction if it had been, immediately prior to such fundamental transaction, the holder of one share of our common stock, the Alternate Consideration. For purposes of any such subsequent conversion, the determination of the conversion ratio of the Series C Preferred Stock will be adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of our common stock in the fundamental transaction, and we will adjust the conversion ratio of the Series C Preferred Stock in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of our common stock are given any choice as to the securities, cash or property to be received in a fundamental transaction, then the holders of the Series C Preferred Stock will be given the same choice as to the Alternate Consideration they receive upon any conversion of this Series C Preferred Stock.

To the extent the surviving corporation following a fundamental traction is not our company, any successor or surviving entity in the fundamental transaction will file a new certificate of designations with the same terms and conditions and issue to the holders of the Series C Preferred Stock new preferred stock consistent with the foregoing provisions. The terms of any agreement to which we are a party and pursuant to which a fundamental transaction is effected shall include terms requiring any such successor or surviving entity to assume all our obligations set forth in the certificate of designations of the Series C Preferred “Fundamental transaction” means (A) we affect any merger or consolidation with or into another person (other than a merger in which we are the surviving or continuing entity and our common stock is not exchanged for or converted into other securities, cash or property), (B) we effect any sale of all or substantially all of our assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by us or another person) is completed pursuant to which all of our common stock is exchanged for or converted into other securities, cash or property, or (D) we effect any reclassification of our common stock or any compulsory share exchange pursuant (other than as a result of specified dividends, subdivisions or combinations) to which our common stock is effectively converted into or exchanged for other securities, cash or property.

Exchange Listing. We have not listed the Series C Preferred Stock on The NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series C Preferred Stock has been listed on The NASDAQ Capital Market.

Series D Preferred Stock

Our board of directors has designated 2,500 of the 10,000,000 authorized shares of preferred stock as Series D Preferred Stock. The following summary of certain terms and provisions of the Series D Preferred is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series D Convertible Preferred Stock.

Rank. The Series D Preferred Stock ranks:

•	senior to all of our common stock;

•	senior to our authorized but unissued Series A Preferred Stock;

•	senior to any class or series of our capital stock hereafter created specifically ranking by its terms junior to the Series D Preferred Stock;

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•	on parity with all of our Series B Preferred Stock;

•	on parity with all of our Series C Preferred Stock;

•	on parity with any class or series of our capital stock hereafter created specifically ranking by its terms on parity with the Series D Preferred Stock; and

•	junior to any class or series of our capital stock hereafter created specifically ranking by its terms senior to the Series D Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

Conversion. Each share of the Series D Preferred Stock is convertible into 1,000 shares of our common stock (subject to adjustment as provided in the related certificate of designation of preferences) at any time at the option of the holder, provided that the holder will be prohibited from converting the Series D Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding.

Liquidation Preference. In the event of our liquidation, dissolution, or winding up, holders of the Series D Preferred Stock will receive a payment equal to $0.0001 per share of Series D Preferred Stock before any proceeds are distributed to the holders of our common stock.

Voting Rights. The shares of Series D Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series D Preferred Stock will be required to amend the terms of the Series D Preferred Stock.

Dividends. The shares of Series D Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors.

Redemption. We are not obligated to redeem or repurchase any shares of Series D Preferred Stock. The shares of Series D Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous fund provisions.

Fundamental Transaction. If a fundamental transaction (as defined below) occurs while any of the Series D Preferred Stock is outstanding, then upon any subsequent conversion of this Series D Preferred Stock the holders shall have the right to receive, in lieu of the right to receive the shares of our common stock that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the same kind and amount of securities, cash or property as such holder would have been entitled to receive upon the occurrence of such fundamental transaction if it had been, immediately prior to such fundamental transaction, the holder of one share of our common stock, the Alternate Consideration. For purposes of any such subsequent conversion, the determination of the conversion ratio of the Series D Preferred Stock will be adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of our common stock in the fundamental transaction, and we will adjust the conversion ratio of the Series D Preferred Stock in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of our common stock are given any choice as to the securities, cash or property to be received in a fundamental transaction, then the holders of the Series D Preferred Stock will be given the same choice as to the Alternate Consideration they receive upon any conversion of this Series D Preferred Stock.

To the extent the surviving corporation following a fundamental traction is not our company, any successor or surviving entity in the fundamental transaction will file a new certificate of designations with the same terms and conditions and issue to the holders of the Series D Preferred Stock new preferred stock consistent with the foregoing provisions. The terms of any agreement to which we are a party and pursuant to which a fundamental transaction is effected shall include terms requiring any such successor or surviving entity to assume all our obligations set forth in the certificate of designations of the Series D Preferred Stock.

“Fundamental transaction” means (A) we affect any merger or consolidation with or into another person (other than a merger in which we are the surviving or continuing entity and our common stock is not exchanged for or converted into other securities, cash or property), (B) we effect any sale of all or substantially all of our assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by us or another person) is completed pursuant to which all of our common stock is exchanged for or converted into other securities, cash or property, or (D) we effect any reclassification of our common stock or any compulsory share exchange pursuant (other than as a result of specified dividends, subdivisions or combinations) to which our common stock is effectively converted into or exchanged for other securities, cash or property.

Exchange Listing. We have not listed the Series D Preferred Stock on the NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series D Preferred Stock has been listed on the NASDAQ Capital Market.

The General Corporation Law of the State of Delaware, the state of our incorporation, provides that the holders of preferred stock will have the right to vote separately as a class on any proposal involving fundamental changes in the rights of holders of that preferred stock. This right is in addition to any voting rights that may be provided for in the applicable certificate of designation.

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Anti-Takeover Effects of Provisions of Charter Documents and Delaware Law

Charter Documents. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes, with staggered three-year terms. Only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Because our stockholders do not have cumulative voting rights, in the case of the election of directors, holders of a plurality of the common stock represented at a meeting at which a quorum is present will be able to elect all of our directors. Our amended and restated certificate of incorporation and amended and restated bylaws provide that all actions taken by the holders of common stock must be effected at a duly called meeting of stockholders and not by a consent in writing, and that only our board of directors, chairman of the board, chief executive officer, or president (in the absence of a chief executive officer) or holder of greater than 10% of our common stock may call a special meeting of stockholders. Our amended and restated certificate of incorporation requires a 66- 2/3% stockholder vote for the amendment, repeal or modification of certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws relating to the absence of cumulative voting, the classification of our board of directors, the requirement that stockholder actions be effected at a duly called meeting, and the designated parties entitled to call a special meeting of the stockholders.

The classification of our board of directors, the lack of cumulative voting and the 66- 2/3% stockholder voting requirements make it more difficult for our existing common stockholders to replace our board of directors as well as for another party to obtain control of us by replacing our board of directors. Since our board of directors has the power to retain and discharge our officers, these provisions could also make it more difficult for existing common stockholders or another party to effect a change in management. In addition, the authorization of undesignated preferred stock makes it possible for our board of directors to issue shares of preferred stock with voting or other rights or preferences that could impede the success of any attempt to change our control.

These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or management. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and its policies and to discourage certain types of transactions that may involve an actual or threatened change in control. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal. The provisions also are intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts. Such provisions also may have the effect of preventing changes in our management.

Section 203 of the Delaware General Corporation Law

We are subject to Section 203 of the DGCL, which prohibits a Delaware corporation from engaging in a business combination with any interested stockholder for a period of three years following the date the person became an interested stockholder, with the following exceptions:

•	before such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested holder;

•	upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction began, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (a) by persons who are directors and also officers and (b) pursuant to employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; and

•	on or after such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of the stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

In general, Section 203 of the DGCL defines business combination to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock or any class or series of the corporation beneficially owned by the interested stockholder; and

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•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation.

Section 203 of the DGCL defines an “interested stockholder” as an entity or person who, together with the entity’s or person’s affiliates and associates, beneficially owns, or is an affiliate of the corporation and within three years prior to the time of determination of interested stockholder status did own, 15% or more of the outstanding voting stock of the corporation. A Delaware corporation may “opt out” of these provisions with an express provision in its certificate of incorporation. We have not opted out of these provisions, which may as a result, discourage or prevent mergers or other takeover or change of control attempts of us.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company. Its address is 6201 15th Avenue, Brooklyn, New York 11219. Its phone number is (718) 921-8124.

Listing on the NASDAQ Capital Market

Our common stock is listed on the NASDAQ Capital Market under the symbol “SNSS.”

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PLAN OF DISTRIBUTION

On August 11, 2011, we entered into a Controlled Equity OfferingSM sales agreement, or the Sales Agreement, with Cantor, under which we may issue and sell our common stock having an aggregate gross sales price of up to $20.0 million from time to time through Cantor acting as agent and/or principal. We entered into an amendment to the Sales Agreement on April 10, 2013 and March 12, 2015, or the 2013 Amendment and 2015 Amendment, respectively, to primarily provide for an increase in the offering sales price under the Sales Agreement and again entered into an amendment to the Sales Agreement, or the Amendment, on November 7, 2017, to primarily provide for an increase in the offering sales price under the Sales Agreement by an additional $41.51 million. After the Amendment, as of November 7, 2017, we have $45.0 million of common stock available for sale pursuant to the Sales Agreement, as amended. The Sales Agreement was filed as an exhibit to Current Report on Form 8-K filed with the SEC on August 11, 2011, the 2013 Amendment was filed as an exhibit to a Current Report on Form 8-K filed with the SEC on April 10, 2013, the 2015 Amendment was filed as an exhibit to a Current Report on Form 8-K filed with the SEC on March 12, 2015, and the Amendment was filed as an exhibit to a Current Report on Form 8-K filed with the SEC on November 7, 2017.

Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, as amended, Cantor may sell our common stock by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act, including sales made directly on The NASDAQ Capital Market, or on any other existing trading market for our common stock. We may instruct Cantor not to sell common stock if the sales cannot be effected at or above the price designated by us from time to time. We or Cantor may suspend the offering of common stock upon notice and subject to other conditions

We will pay Cantor commissions for its services in acting as agent in the sale of common stock. Cantor will be entitled to compensation at a fixed commission rate of 3.0% of the gross sales price per share sold. We estimate that the total expenses for the offering, excluding compensation payable to Cantor under the terms of the Sales Agreement, as amended, will be approximately $75,000. Cantor has entered into a fee sharing agreement with Cowen and Company LLC, or Cowen, pursuant to which Cowen will be entitled to receive one third (1/3) of the net commissions payable to Cantor, solely with respect to the additional up to $30.0 million of sales of our common stock under the Sales Agreement, as amended, in consideration for Cowen’s services to us as a financial advisor under this offering. Other than serving as a financial advisor to us, Cowen will have no other obligation or responsibility in connection with the sale of the common stock covered by this prospectus.

Settlement for sales of common stock will occur on the second business day following the date on which any sales are made, or on some other date that is agreed upon by us and Cantor in connection with a particular transaction, in return for payment of the net proceeds to us. Sales of our common stock as contemplated in this prospectus will be settled through the facilities of The Depository Trust Company or by such other means as we and Cantor may agree upon. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

Cantor will use its commercially reasonable efforts, consistent with its normal trading and sales practices, to solicit offers to purchase the common stock shares under the terms and subject to the conditions set forth in the Sales Agreement, as amended. In connection with the sale of the common stock on our behalf, Cantor will be deemed to be an “underwriter” within the meaning of the Securities Act and the compensation of Cantor will be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to Cantor against certain civil liabilities, including liabilities under the Securities Act. We have also agreed to reimburse Cantor for certain other specified expenses.

Under the terms of the Sales Agreement, as amended, we also may sell our common stock to Cantor, as principal for its own account, at a price negotiated at the time of sale. If we sell shares to Cantor in this manner, we will enter into a separate agreement setting forth the terms of such transaction, and we will describe the agreement in a separate prospectus supplement or pricing supplement.

The offering pursuant to the Sales Agreement, as amended, will terminate upon the earlier of (i) the sale of shares of our common stock subject to the Sales Agreement, as amended, or (ii) termination of the Sales Agreement, as amended, as permitted therein. We and Cantor may each terminate the sales agreement at any time upon ten days’ prior notice.

Cantor and its affiliates may in the future provide various investment banking, commercial banking and other financial services for us and our affiliates, for which services they may in the future receive customary fees. To the extent required by Regulation M, Cantor will not engage in any market making activities involving our common stock while the offering is ongoing under this prospectus.

This prospectus in electronic format may be made available on a website maintained by Cantor and Cantor may distribute this prospectus electronically.

15

LEGAL MATTERS

The validity of the shares of common stock being offered has been passed upon for us by Cooley LLP, Palo Alto, California. Cantor is being represented in connection with this offering by Reed Smith LLP, New York, New York.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, as set forth in their report, which is incorporated by reference in this prospectus and elsewhere in the registration statement. Our financial statements as of December 31, 2016, are incorporated by reference in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus is part of the registration statement on Form S-3 we filed with the SEC under the Securities Act and does not contain all of the information set forth in the registration statement. Whenever a reference is made in this prospectus to any of our contracts, agreements or other documents, the reference may not be complete and you should refer to the exhibits that are a part of the registration statement or the exhibits to the reports or other documents incorporated by reference into this prospectus for a copy of such contract, agreement or other document.

Because we are subject to the information and reporting requirements of the Exchange Act, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You also may read and copy any document we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including Sunesis Pharmaceuticals, Inc. The SEC’s Internet site can be found at www.sec.gov.

16

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference information from other documents that we file with it, which means that we can disclose important information to you by referring you to other documents. The information incorporated by reference is considered to be part of this prospectus. Information in this prospectus supersedes information incorporated by reference that we filed with the SEC prior to the date of this prospectus, while information that we file later with the SEC will automatically update and supersede the information in this prospectus. We incorporate by reference into this prospectus and the registration statement of which this prospectus is a part the information or documents listed below that we have filed with the SEC (Commission File No. 000-51531):

•	our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 9, 2017;

•	the information specifically incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2016, from our definitive proxy statement in connection with our 2017 Annual Meeting of Stockholders, filed with the SEC on April 20, 2017;

•	our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 8, 2017, for the quarter ended June 30, 2017, filed with the SEC on July 27, 2017, and for the quarter ended September 30, 2017, filed with the SEC on November 2, 2017;

•	our Current Reports on Form 8-K, filed with the SEC on March 27, 2017, April 12, 2017, April 28, 2017, May 1, 2017, June 5, 2017, June 30, 2017, August 28, 2017, October 26, 2017, and November 7, 2017; and

•	the description of our common stock, which is registered under Section 12 of the Exchange Act, in our registration statement on Form 8-A, filed with the SEC on September 19, 2005, including any amendments or reports filed for the purpose of updating such description.

We also incorporate by reference any future filings (other than Current Reports or portions thereof furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits filed on such form that are related to such items unless such Form 8-K expressly provides to the contrary) made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including those made after the date of the initial filing of the registration statement of which this prospectus is a part and prior to effectiveness of such registration statement, until we file a post-effective amendment that indicates the termination of the offering of the securities made by this prospectus and will become a part of this prospectus from the date that such documents are filed with the SEC. Information in such future filings updates and supplements the information provided in this prospectus. Any statements in any such future filings will automatically be deemed to modify and supersede any information in any document we previously filed with the SEC that is incorporated or deemed to be incorporated herein by reference to the extent that statements in the later filed document modify or replace such earlier statements.

You may request a copy of these filings, at no cost, by writing to or telephoning us at the following address:

Sunesis Pharmaceuticals, Inc.

Attention: Corporate Secretary

395 Oyster Point Boulevard, Suite 400

South San Francisco, California 94080

(650) 266-3500

17

Up to $45,000,000 of Shares

Common Stock

PROSPECTUS

            , 2017

The information in this prospectus is not complete and may be changed. We may not sell these securities or accept an offer to buy these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated November 7, 2017

PROSPECTUS

5,000,000 Shares of

Common Stock

This prospectus relates to the offer and sale by us of 5,000,000 shares of our common stock, par value $0.0001 per share, that are issuable upon the exercise of warrants to purchase 5,000,000 shares of common stock at an exercise price of $3.00 per share that were originally issued by us on October 27, 2017, pursuant to a prospectus supplement dated October 25, 2017, and related prospectus dated June 10, 2014. We will receive the proceeds from any cash exercises of the warrants. Each warrant is exercisable at any time until its expiration date, which date is one year from the date of issuance of the warrant.

Our common stock is listed on The NASDAQ Capital Market under the symbol “SNSS.” On November 3, 2017, the last reported sale price of our common stock was $3.00 per share.

Investing in our securities involves a high degree of risk. You should review carefully the risks and uncertainties described under the heading “Risk Factors” on page 3 of this prospectus and under similar headings in the documents that are incorporated by reference into this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is                , 2017.

i

ABOUT THIS PROSPECTUS

This prospectus relates to the offering of our common stock issuable upon the exercise of outstanding warrants. Before buying any of the common stock that we are offering, we urge you to carefully read this prospectus, together with the information incorporated by reference as described under the headings “Where You Can Find More Information” and “Incorporation of Certain Information by Reference” in this prospectus. These documents contain important information that you should consider when making your investment decision.

This prospectus describes the specific terms of the common stock issuable upon exercise of the above-referenced warrants and also adds to, and updates information contained in the documents incorporated by reference into this prospectus. To the extent there is a conflict between the information contained in this prospectus, on the one hand, and the information contained in any document incorporated by reference into this prospectus that was filed with the Securities and Exchange Commission, or SEC, before the date of this prospectus, on the other hand, you should rely on the information in this prospectus. If any statement in one of these documents is inconsistent with a statement in another document having a later date — for example, a document incorporated by reference into this prospectus — the statement in the document having the later date modifies or supersedes the earlier statement.

You should rely only on the information contained or incorporated by reference in this prospectus along with the information contained in any free writing prospectus that we may authorize for use in connection with this offering. We have not authorized anyone to provide you with different or additional information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell or soliciting an offer to buy our securities in any jurisdiction in which an offer or solicitation is not authorized or in which the person making that offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make an offer or solicitation. You should assume that the information appearing in this prospectus, the documents incorporated by reference in this prospectus, and in any free writing prospectus that we have authorized for use in connection with this offering is accurate only as of the respective dates of those documents. Our business, financial condition, results of operations and prospects may have changed since those dates.

This prospectus contains and incorporates by reference market data and industry statistics and forecasts that are based on independent industry publications and other publicly available information. Although we believe that these sources are reliable, we do not guarantee the accuracy or completeness of this information and we have not independently verified this information. Although we are not aware of any misstatements regarding the market and industry data presented in this prospectus and the documents incorporated herein by reference, these estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” contained in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. Accordingly, investors should not place undue reliance on this information.

This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under the heading “Where You Can Find More Information.”

ii

PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus or incorporated by reference in this prospectus, and does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire prospectus and any related free writing prospectus, including the risks of investing in our securities discussed under the heading “Risk Factors” contained in this prospectus and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. You also should carefully read the information incorporated by reference into this prospectus, including our financial statements, and the exhibits to the registration statement of which this prospectus is a part.

Sunesis Pharmaceuticals, Inc.

Overview

Sunesis is a biopharmaceutical company focused on the development and commercialization of new oncology therapeutics for the treatment of solid and hematologic cancers. Our primary activities since incorporation have been conducting research and development internally and through corporate collaborators, in-licensing and out-licensing pharmaceutical compounds and technology, conducting clinical trials and raising capital.

In January 2014, we announced the expansion of our oncology pipeline through separate global licensing agreements for two preclinical kinase inhibitor programs. The first agreement, with Biogen Idec MA, Inc. (Biogen) is for global commercial rights to SNS-062, a selective non-covalently binding oral inhibitor of BTK. We filed a Clinical Trial Authorization application in the first quarter of 2016 in Belgium and enrolled the first patients in a Phase 1A study of SNS-062 in healthy volunteers. In September and again in December 2016, we announced results from our Phase 1A study in healthy volunteers evaluating oral non-covalent, reversible BTK inhibitor SNS-062. The study demonstrated a favorable safety, pharmacokinetic (PK) and pharmacodynamic (PD) profile for SNS-062 in healthy subjects. In December 2016 we filed an Investigational New Drug (IND) application with the FDA to conduct a Phase 1B/2 trial in patients with various B-cell malignancies. In January 2017, we announced that our Investigational New Drug (IND) application with the U.S. Food and Drug Administration (FDA), for SNS-062 had become effective. In July 2017, we dosed the first patient in a Phase 1B/2 study to assess the candidate’s safety and activity of SNS-062 in patients with advanced B-cell malignancies after two or more prior therapies, including ibrutinib or other covalent BTK inhibitor, and including patients with BTK C481 mutations. In relation to the dosing of the first patient, the Company also made a milestone payment of $2.5 million to Biogen under the licensing agreement.

We are also developing a pre-clinical inhibitor of the novel target PDK1, which we believe to have the potential to be first-in-class. We are currently evaluating SNS-510, a PDK1 inhibitor, in pre-clinical absorption, distribution, metabolism and excretion, and toxicology studies, and we expect to complete such evaluation with the goal of declaring a development candidate before the end of 2017.

We are in a collaboration with Takeda for the development of TAK-580 (formerly MLN2480), an oral pan-RAF inhibitor, for which Takeda is conducting a multi-arm, open-label Phase 1B/2 study in combination with various anti-cancer agents in adult patients with advanced non-hematologic malignancies.

In October 2014, we announced the results of a Phase 3, multi-national, randomized, double-blind, placebo-controlled trial of vosaroxin in combination with cytarabine in patients with relapsed or refractory AML, or the VALOR trial. The VALOR trial did not meet its primary endpoint of demonstrating a statistically significant improvement in overall survival. However, based upon the favorable results of other predefined analyses of the data, in November 2014, we submitted a letter of intent to the European Medicines Agency (EMA) describing our intention to file a marketing authorization application (MAA) for marketing authorization of vosaroxin plus cytarabine for the treatment of relapsed or refractory AML. In June 2015, we met separately with the Rapporteur and Co-Rapporteur, who are two appointed members of the EMA’s Committee for Medicinal Products for Human Use (CHMP). Based upon feedback from these meetings, we filed an MAA with the EMA at the end of 2015. In April 2016, we received a list of questions relating to our MAA filing (the Day 120 Questions), and we responded to these questions in October 2016, and in December 2016 received a list of outstanding issues (the Day 180 LOI). In March 2017, we submitted responses to the EMA Day 180 List of Outstanding Issues issued by the CHMP as part of the centralized review process of the MAA for vosaroxin as a treatment for relapsed/refractory acute myeloid leukemia (AML) in patients aged 60 years and older. In April 2017, we presented to the Scientific Advisory Group—Oncology (SAG-O) and also to the CHMP. As a result of these interactions, feedback from its CHMP rapporteurs and its retained regulatory consultants and an internal assessment, we announced on May 1, 2017 the withdrawal of our MAA. It is our intention to continue to support investigator-sponsored group trials with vosaroxin and to resume company-sponsored studies if a development partner can be secured.

1

Corporate Information

We were incorporated in Delaware in February 1998 as Mosaic Pharmaceuticals, Inc., and we subsequently changed our name to Sunesis Pharmaceuticals, Inc. The address of our principal executive office is 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080, and our telephone number is (650) 266-3500. Our website address is www.sunesis.com. We do not incorporate the information on our website into this prospectus, and you should not consider it part of this prospectus.

The Offering

This offering involves the offer and sale by us of 5,000,000 shares of our common stock issuable upon the exercise of warrants to purchase 5,000,000 shares of our common stock at an exercise price of $3.00 per share originally issued by us on October 27, 2017. Each warrant is exercisable at any time until its expiration date, which date is one year from the date of issuance of the warrant. Upon exercise of the warrants for cash, the holders of the warrants would pay us the exercise price per share of common stock, or an aggregate of approximately $15 million if the warrants are exercised in full for cash.

Use of Proceeds

We currently intend to use the net proceeds from this offering for working capital, capital expenditures and general corporate purposes, including research and development expenses, general and administrative expenses and manufacturing expenses. See “Use of Proceeds” in this prospectus.

Risk Factors

Investing in our common stock involves a high degree of risk. Please read the information contained in and incorporated by reference under the heading “Risk Factors” on page 3 of this prospectus, and under similar headings in the other documents that are filed after the date hereof and incorporated by reference into this prospectus.

NASDAQ Capital Market Listing

Our common stock is listed on the NASDAQ Capital Market under the symbol “SNSS.”

2

RISK FACTORS

Investing in our securities involves a high degree of risk. You should consider carefully the risks described below and discussed under the section captioned “Risk Factors” contained in our annual report on Form 10-K for the year ended December 31, 2016, and in our subsequent quarterly reports on Form 10-Q as updated by our subsequent filings under the Securities Exchange Act of 1934, as amended, or the Exchange Act, each of which is incorporated by reference in this prospectus in their entirety, together with other information in this prospectus, and the information and documents incorporated by reference in this prospectus, and any free writing prospectus that we have authorized for use in connection with this offering before you make a decision to invest in our common stock. If any of the following events actually occur, our business, operating results, prospects or financial condition could be materially and adversely affected. This could cause the trading price of our common stock to decline and you may lose all or part of your investment. The risks below and incorporated by reference in this prospectus are not the only ones we face. Additional risks not currently known to us or that we currently deem immaterial may also affect our business operations. Please also read carefully the section below captioned “Forward-Looking Statements.”

Risks Related to Our Common Stock and this Offering

The price of our common stock may continue to be volatile, and the value of an investment in our common stock may decline.

From 2016 until the end of the third quarter of 2017, our common stock traded as low as $1.84 and as high as $6.30. Factors that could cause continued volatility in the market price of our common stock include, but are not limited to:

•	our ability to raise additional capital to carry through with our clinical development plans and current and future operations and the terms of any related financing arrangement;

•	results from, and any delays in or discontinuance of, ongoing and planned clinical trials for vosaroxin and SNS-062, including investigator-sponsored trials;

•	announcements of additional FDA requirements for a regulatory path for vosaroxin or non-approval of vosaroxin, such as the July 2015 request that we provide additional clinical evidence prior to any regulatory filing of vosaroxin in the United States;

•	delays in filing regulatory documents with the EMA, FDA or other regulatory agencies, or delays in the review process by the EMA, FDA or other foreign regulatory agencies;

•	announcements relating to restructuring and other operational changes;

•	delays in the commercialization of vosaroxin, SNS-062 or our future products, if any;

•	our ability to complete a commercialization agreement for vosaroxin in Europe on satisfactory terms;

•	market conditions in the pharmaceutical, biopharmaceutical and biotechnology sectors;

•	issuance of new or changed securities analysts’ reports or recommendations;

•	developments or disputes concerning our intellectual property or other proprietary rights;

•	clinical and regulatory developments with respect to potential competitive products;

•	failure to maintain compliance with the covenants in the Loan Agreement;

•	introduction of new products by our competitors;

•	issues in manufacturing vosaroxin or SNS-062 drug substance or drug product, or future products, if any;

•	market acceptance of vosaroxin, SNS-062 or our future products, if any;

•	announcements relating to our arrangements with Biogen, Takeda or RPI;

•	actual and anticipated fluctuations in our quarterly operating results;

•	deviations in our operating results from the estimates of analysts;

•	third-party healthcare reimbursement policies;

•	EMA, FDA or other European, U.S. or foreign regulatory actions affecting us or our industry;

•	litigation or public concern about the safety of vosaroxin, SNS-062 or future products, if any;

•	failure to develop or sustain an active and liquid trading market for our common stock;

•	sales of our common stock by our officers, directors or significant stockholders; and

•	additions or departures of key personnel.

3

Provisions of our charter documents or Delaware law could delay or prevent an acquisition of our company, even if the acquisition would be beneficial to our stockholders, and could make it more difficult to change management.

Provisions of our amended and restated certificate of incorporation and amended and restated bylaws may discourage, delay or prevent a merger, acquisition or other change in control that stockholders might otherwise consider favorable, including transactions in which stockholders might otherwise receive a premium for their shares. In addition, these provisions may frustrate or prevent any attempt by our stockholders to replace or remove our current management by making it more difficult to replace or remove our board of directors. These provisions include:

•	a classified board of directors so that not all directors are elected at one time;

•	a prohibition on stockholder action through written consent;

•	limitations on our stockholders’ ability to call special meetings of stockholders;

•	an advance notice requirement for stockholder proposals and nominations; and

•	the authority of our board of directors to issue preferred stock with such terms as our board of directors may determine.

In addition, Delaware law prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder, generally a person who, together with its affiliates, owns or within the last three years has owned 15% of our voting stock, for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. Accordingly, Delaware law may discourage, delay or prevent a change in control of our company.

Provisions in our charter documents and provisions of Delaware law could limit the price that investors are willing to pay in the future for shares of our common stock.

We have never paid dividends on our capital stock and we do not anticipate paying any cash dividends in the foreseeable future.

We have never declared or paid cash dividends on our capital stock. We do not anticipate paying any cash dividends on our capital stock in the foreseeable future. In addition, under the terms of our Loan Agreement with the Lenders, we are precluded from paying cash dividends without the prior written consent of the Lenders. We currently intend to retain all available funds and any future earnings to fund the development and growth of our business. As a result, capital appreciation, if any, of our common stock will be our stockholders’ sole source of gain for the foreseeable future.

We are at risk of securities class action litigation.

In the past, securities class action litigation has often been brought against a company following a decline in the market price of its securities. This risk is especially relevant for us because biotechnology companies have experienced greater than average stock price volatility in recent years. These broad market fluctuations may adversely affect the trading price or liquidity of our common stock. In the past, when the market price of a stock has been volatile, holders of that stock have sometimes instituted securities class action litigation against the issuer. If any of our stockholders were to bring such a lawsuit against us, we could incur substantial costs defending the lawsuit and the attention of our management would be diverted from the operation of our business.

You will experience immediate and substantial dilution.

The offering price per share in this offering may exceed the net tangible book value per share of our common stock outstanding prior to this offering. Assuming that all 5,000,000 shares of our common stock are sold at a price of $3.00 per share, for aggregate gross proceeds of $15,000,000, and after deducting commissions and estimated aggregate offering expenses payable by us, you will experience immediate dilution of $2.38 per share, representing the difference between our as adjusted net tangible book value per share as of September 30, 2017, after giving effect to this offering. The exercise of outstanding stock options and warrants will result in further dilution of your investment. See the section captioned “Dilution” below for a more detailed illustration of the dilution you would incur if you participate in this offering.

You may experience future dilution as a result of future equity offerings.

In order to raise additional capital, we may in the future offer additional shares of our common stock or other securities convertible into or exchangeable for our common stock at prices that may not be the same as the price per share in this offering. We may sell shares or other securities in any other offering at a price per share that is less than the price per share paid by investors in this offering, and investors purchasing shares or other securities in the future could have rights superior to existing stockholders. The price per share at which we sell additional shares of our common stock, or securities convertible or exchangeable into common stock, in future transactions may be higher or lower than the price per share paid by investors in this offering.

4

Management will have broad discretion as to the use of the proceeds from this offering, and we may not use the proceeds effectively.

We currently intend to use the net proceeds from this offering for working capital, capital expenditures and general corporate purposes, which may include research and development expenses, general and administrative expenses and manufacturing expenses. Pending the use of net proceeds, we intend to invest the net proceeds in short-term, investment-grade, interest bearing obligations, certificates of deposit or direct or guaranteed obligations of the United States. Our management has broad discretion as to the use of these proceeds and you will be relying on the judgment of our management regarding the application of these proceeds. We might apply these proceeds in ways with which you do not agree, or in ways that do not yield a favorable return. If our management applies these proceeds in a manner that does not yield a significant return, if any, on our investment of these net proceeds, it could compromise our ability to pursue our growth strategy and adversely affect the market price of our common stock.

5

FORWARD-LOOKING STATEMENTS

The statements in this prospectus and the documents we have filed with the SEC that are incorporated by reference in this prospectus contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or the “safe harbor” created by those sections. These statements involve known and unknown risks, uncertainties and important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements for purposes of these provisions, including without limitation any statements relating to:

•	our future research and development activities, including clinical testing and the costs and timing thereof;

•	our strategy, including clinical development of SNS-062, our regulatory and clinical strategies for SNS-062, vosaroxin and other product candidates, and the clinical and commercial potential of SNS-062 and vosaroxin;

•	sufficiency of our cash resources;

•	our ability to raise additional funding when needed;

•	any statements concerning anticipated regulatory activities or licensing or collaborative arrangements;

•	our research and development and other expenses;

•	our operations and legal risks;

•	our intended use of the net proceeds from offerings of our securities under this prospectus; and

•	any statement of assumptions underlying any of the foregoing.

In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believe,” “continue,” “could,” “estimates,” “expects,” “intend,” “look forward,” “may,” “could,” “plans,” “potential,” or “will” or the negative thereof or other comparable terminology intended to identify forward-looking statements. Discussions containing these forward-looking statements may be found, among other places, in the “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections incorporated by reference from our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, as well as any amendments thereto reflected in subsequent filings with the SEC, and in Current Reports on Form 8-K filed with the SEC. Forward-looking statements reflect our current views with respect to future events, are based on assumptions and are subject to risks, uncertainties and other important factors. We discuss many of these risks, uncertainties and other important factors in greater detail under the heading “Risk Factors” in this prospectus and in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, which are incorporated by reference in this prospectus in their entirety. Given these risks, uncertainties and other important factors, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date such forward-looking statements are made. You should carefully read this prospectus together with the information incorporated herein by reference as described under the heading “Where You Can Find More Information,” in this prospectus, completely and with the understanding that our actual future results may be materially different from what we expect. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our business, results of operations and financial condition. We hereby qualify these forward looking statements by these cautionary statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this prospectus, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. You are advised, however, to consult any further disclosures we make on related subjects in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

6

USE OF PROCEEDS

We currently intend to use the net proceeds from the sale of the securities by us hereunder for working capital, capital expenditures and general corporate purposes, which may include research and development expenses, general and administrative expenses and manufacturing expenses.

7

DILUTION

Our net tangible book value as of September 30, 2017 was $2.9 million, or $0.12 per share of common stock. Net tangible book value per share is calculated by subtracting our total liabilities from our total tangible assets, and dividing this amount by the number of shares of common stock outstanding.

After giving effect to our sale of 5,000,000 shares of common stock to new investors exercising warrants for cash at $3.00 per share, our net tangible book value as of September 30, 2017 would have been $17.9 million, or $0.62 per share of common stock. This represents an immediate increase in the net tangible book value of $0.50 per share to our existing stockholders and an immediate dilution in net tangible book value of $2.38 per share to new investors exercising warrants for cash at $3.00 per share.

The following table illustrates this dilution per share for investors exercising warrants for cash at $3.00 per share:

Warrant Exercise price per share		$3.00
Historical net tangible book value per share as of September 30, 2017	$0.12
Increase per share attributable to investors participating in this offering	0.50

As adjusted net tangible book value per share after this offering		0.62

Dilution per share to investors participating in this offering		$2.38

The above discussion and table are based on 23,998,692 shares of our common stock outstanding as of the close of business on September 30, 2017. This number excludes, as of the close of business on September 30, 2017:

•	options representing the right to purchase a total of 2,458,126 shares of common stock at a weighted average exercise price of $7.36 per share;

•	1,164,722 shares of common stock which were reserved for future equity awards that may be granted in the future under our equity incentive plans;

•	202,773 shares of common stock which were reserved for issuance under our employee stock purchase plan;

•	warrants representing the right to purchase a total of 218,247 shares of common stock at exercise prices between $3.25 and $13.32 per share;

•	2,273,170 shares of our common stock, issuable upon conversion of 13,639 shares of our Series B Convertible Preferred Stock;

•	1,558,000 shares of our common stock issuable upon the conversion of 1,558 shares of our Series C Convertible Preferred Stock;

•	a total of 7,500,000 shares of common stock and 2,500,000 shares of common stock issuable upon conversion of 2,500 shares of our Series D Convertible Preferred Stock, which common stock and Series D Convertible Preferred Stock were issued in our offerings conducted in October 2017; and

•	up to $45,000,000 of common stock remaining available to be sold pursuant to a Controlled Equity OfferingSM sales agreement we entered into with Cantor Fitzgerald & Co., or Cantor Fitzgerald; provided that no common stock may be issued prior to the expiration of the 60-day lock-up period following our public offering of securities on October 25, 2017.

To the extent that outstanding options have been or may be exercised or other shares issued, investors purchasing our common stock in this offering may experience further dilution. In addition, we may choose to raise additional capital due to market conditions or strategic considerations even if we believe we have sufficient funds for our current or future operating plans. To the extent that additional capital is raised through the sale of equity or convertible debt securities, the issuance of these securities could result in further dilution to our stockholders.

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DESCRIPTION OF CAPITAL STOCK

As of the date of this prospectus, our amended and restated certificate of incorporation, as amended, authorizes us to issue 400,000,000 shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share.

The following summary describes the material terms of our capital stock. The description of our capital stock is based on the provisions of our amended and restated certificate of incorporation and amended bylaws, and the applicable provisions of the Delaware General Corporation Law, or DGCL. This information may not be complete in all respects and is qualified entirely by reference to our amended and restated certificate of incorporation, our amended and restated bylaws and the Delaware General Corporation Law. For more information on how to obtain copies of our amended and restated certificate of incorporation and our amended and restated bylaws which are incorporated by reference as exhibits into the registration statement of which this prospectus is a part, please see the section captioned “Where You Can Find More Information” in this prospectus.

Common Stock

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders and do not have cumulative voting rights with respect to the election of directors. Generally, all matters to be voted on by stockholders must be approved by the holders of a majority of the common stock and preferred stock (voting together as a single class on an as-if converted basis), or, in the case of the election of directors, a plurality, represented at a meeting at which a quorum is present. Subject to preferences that may be applicable to the outstanding shares of preferred stock, the holders of common stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available therefor. Upon the liquidation, dissolution or winding up of Sunesis, holders of our common stock are entitled to share ratably in all assets legally available for distribution to stockholders remaining after payment of liabilities and the liquidation preferences of outstanding shares of preferred stock. Holders of common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to our common stock. All outstanding shares of common stock are, and all shares of common stock to be outstanding upon the completion of any offering pursuant to this registration statement of which this prospectus is a part, will be fully paid and non-assessable.

Preferred Stock

General. Our amended and restated certificate of incorporation authorizes our board of directors to issue up to 10,000,000 shares of our preferred stock, par value $0.0001 per share.

Subject to the limitations prescribed by our amended and restated certificate of incorporation, our board of directors is authorized to establish the number of shares constituting each series of preferred stock and to fix the designations, powers, preferences and rights of the shares of each of those series and the qualifications, limitations and restrictions of each of those series, all without any further vote or action by our stockholders.

Series A Preferred Stock

Our board of directors has designated 5,000,000 of the 10,000,000 authorized shares of preferred stock as Series A Preferred Stock. The following summary of certain terms and provisions of the Series A Preferred Stock is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series A Convertible Preferred Stock, as amended. The Series A Preferred Stock ranks senior to all of our common stock in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily. Each share of the Series A Preferred Stock is convertible into shares of our common stock at any time at the option of the holder at the Series A Preferred Conversion Rate (as calculated in the certificate of designation). In the event of our liquidation, dissolution, or winding up, holders of the Series A Preferred Stock will receive a payment equal to $10.35 per share (subject to adjustment as provided in the related certificate of designation of preferences) of Series A Preferred Stock before any proceeds are distributed to the holders of our common stock. The shares of Series A Preferred Stock will generally vote together with share of common stock on all matters, and the consent of holders of a majority of the outstanding Series A Preferred Stock will be required for certain actions such as amendment of the terms of the Certificate of Incorporation or Bylaws or a change of control. The shares of Series A Preferred Stock will be entitled to receive any dividends payable to holder of common stock. The shares of Series A Preferred Stock are not entitled to any redemption rights. We have not listed the Series A Preferred Stock on The NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series A Preferred Stock has been listed on The NASDAQ Capital Market.

Series B Preferred Stock

Our board of directors has designated 30,000 of the 10,000,000 authorized shares of preferred stock as Series B Preferred Stock. The following summary of certain terms and provisions of the Series B Preferred Stock is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series B Convertible Preferred Stock.

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Rank. The Series B Preferred Stock ranks:

•	senior to all of our common stock;

•	senior to our authorized but unissued Series A Preferred Stock;

•	senior to any class or series of our capital stock hereafter created specifically ranking by its terms junior to the Series B Preferred Stock;

•	on parity with any class or series of our capital stock hereafter created specifically ranking by its terms on parity with the Series B Preferred Stock; and

•	junior to any class or series of our capital stock hereafter created specifically ranking by its terms senior to the Series B Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

Conversion. Each share of the Series B Preferred Stock is convertible into 166 shares of our common stock (subject to adjustment as provided in the related certificate of designation of preferences) at any time at the option of the holder, provided that the holder will be prohibited from converting the Series B Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding.

Liquidation Preference. In the event of our liquidation, dissolution, or winding up, holders of the Series B Preferred Stock will receive a payment equal to $0.0001 per share of Series B Preferred Stock before any proceeds are distributed to the holders of our common stock.

Voting Rights. The shares of Series B Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series B Preferred Stock will be required to amend the terms of the Series B Preferred Stock.

Dividends. The shares of Series B Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors.

Redemption. We are not obligated to redeem or repurchase any shares of Series B Preferred Stock. The shares of Series B Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous fund provisions.

Exchange Listing. We have not listed the Series B Preferred Stock on The NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series B Preferred Stock has been listed on The NASDAQ Capital Market.

Series C Preferred Stock

Our board of directors has designated 3,000 of the 10,000,000 authorized shares of preferred stock as Series C Preferred Stock. The following summary of certain terms and provisions of the Series C Preferred is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series C Convertible Preferred Stock.

Rank. The Series C Preferred Stock ranks:

•	senior to all of our common stock;

•	senior to our authorized but unissued Series A Preferred Stock;

•	senior to any class or series of our capital stock hereafter created specifically ranking by its terms junior to the Series C Preferred Stock;

•	on parity with all of our Series B Preferred Stock;

•	on parity with any class or series of our capital stock hereafter created specifically ranking by its terms on parity with the Series C Preferred Stock; and

•	junior to any class or series of our capital stock hereafter created specifically ranking by its terms senior to the Series C Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

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Conversion. Each share of the Series C Preferred Stock is convertible into 1,000 shares of our common stock (subject to adjustment as provided in the related certificate of designation of preferences) at any time at the option of the holder, provided that the holder will be prohibited from converting the Series C Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding.

Liquidation Preference. In the event of our liquidation, dissolution, or winding up, holders of the Series C Preferred Stock will receive a payment equal to $0.0001 per share of Series C Preferred Stock before any proceeds are distributed to the holders of our common stock.

Voting Rights. The shares of Series C Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series C Preferred Stock will be required to amend the terms of the Series C Preferred Stock.

Dividends. The shares of Series C Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors.

Redemption. We are not obligated to redeem or repurchase any shares of Series C Preferred Stock. The shares of Series C Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous fund provisions.

Fundamental Transaction. If a fundamental transaction (as defined below) occurs while any of the Series C Preferred Stock is outstanding, then upon any subsequent conversion of this Series C Preferred Stock the holders shall have the right to receive, in lieu of the right to receive the shares of our common stock that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the same kind and amount of securities, cash or property as such holder would have been entitled to receive upon the occurrence of such fundamental transaction if it had been, immediately prior to such fundamental transaction, the holder of one share of our common stock, the Alternate Consideration. For purposes of any such subsequent conversion, the determination of the conversion ratio of the Series C Preferred Stock will be adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of our common stock in the fundamental transaction, and we will adjust the conversion ratio of the Series C Preferred Stock in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of our common stock are given any choice as to the securities, cash or property to be received in a fundamental transaction, then the holders of the Series C Preferred Stock will be given the same choice as to the Alternate Consideration they receive upon any conversion of this Series C Preferred Stock.

To the extent the surviving corporation following a fundamental traction is not our company, any successor or surviving entity in the fundamental transaction will file a new certificate of designations with the same terms and conditions and issue to the holders of the Series C Preferred Stock new preferred stock consistent with the foregoing provisions. The terms of any agreement to which we are a party and pursuant to which a fundamental transaction is effected shall include terms requiring any such successor or surviving entity to assume all our obligations set forth in the certificate of designations of the Series C Preferred

“Fundamental transaction” means (A) we affect any merger or consolidation with or into another person (other than a merger in which we are the surviving or continuing entity and our common stock is not exchanged for or converted into other securities, cash or property), (B) we effect any sale of all or substantially all of our assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by us or another person) is completed pursuant to which all of our common stock is exchanged for or converted into other securities, cash or property, or (D) we effect any reclassification of our common stock or any compulsory share exchange pursuant (other than as a result of specified dividends, subdivisions or combinations) to which our common stock is effectively converted into or exchanged for other securities, cash or property.

Exchange Listing. We have not listed the Series C Preferred Stock on The NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series C Preferred Stock has been listed on The NASDAQ Capital Market.

Series D Preferred Stock

Our board of directors has designated 2,500 of the 10,000,000 authorized shares of preferred stock as Series D Preferred Stock. The following summary of certain terms and provisions of the Series D Preferred is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in our certificate of designation of preferences, rights and limitations of Series D Convertible Preferred Stock.

Rank. The Series D Preferred Stock ranks:

•	senior to all of our common stock;

•	senior to our authorized but unissued Series A Preferred Stock;

•	senior to any class or series of our capital stock hereafter created specifically ranking by its terms junior to the Series D Preferred Stock;

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•	on parity with all of our Series B Preferred Stock;

•	on parity with all of our Series C Preferred Stock;

•	on parity with any class or series of our capital stock hereafter created specifically ranking by its terms on parity with the Series D Preferred Stock; and

•	junior to any class or series of our capital stock hereafter created specifically ranking by its terms senior to the Series D Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

Conversion. Each share of the Series D Preferred Stock is convertible into 1,000 shares of our common stock (subject to adjustment as provided in the related certificate of designation of preferences) at any time at the option of the holder, provided that the holder will be prohibited from converting the Series D Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding.

Liquidation Preference. In the event of our liquidation, dissolution, or winding up, holders of the Series D Preferred Stock will receive a payment equal to $0.0001 per share of Series D Preferred Stock before any proceeds are distributed to the holders of our common stock.

Voting Rights. The shares of Series D Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series D Preferred Stock will be required to amend the terms of the Series D Preferred Stock.

Dividends. The shares of Series D Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors.

Redemption. We are not obligated to redeem or repurchase any shares of Series D Preferred Stock. The shares of Series D Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous fund provisions.

Fundamental Transaction. If a fundamental transaction (as defined below) occurs while any of the Series D Preferred Stock is outstanding, then upon any subsequent conversion of this Series D Preferred Stock the holders shall have the right to receive, in lieu of the right to receive the shares of our common stock that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the same kind and amount of securities, cash or property as such holder would have been entitled to receive upon the occurrence of such fundamental transaction if it had been, immediately prior to such fundamental transaction, the holder of one share of our common stock, the Alternate Consideration. For purposes of any such subsequent conversion, the determination of the conversion ratio of the Series D Preferred Stock will be adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of our common stock in the fundamental transaction, and we will adjust the conversion ratio of the Series D Preferred Stock in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of our common stock are given any choice as to the securities, cash or property to be received in a fundamental transaction, then the holders of the Series D Preferred Stock will be given the same choice as to the Alternate Consideration they receive upon any conversion of this Series D Preferred Stock.

To the extent the surviving corporation following a fundamental traction is not our company, any successor or surviving entity in the fundamental transaction will file a new certificate of designations with the same terms and conditions and issue to the holders of the Series D Preferred Stock new preferred stock consistent with the foregoing provisions. The terms of any agreement to which we are a party and pursuant to which a fundamental transaction is effected shall include terms requiring any such successor or surviving entity to assume all our obligations set forth in the certificate of designations of the Series D Preferred Stock.

“Fundamental transaction” means (A) we affect any merger or consolidation with or into another person (other than a merger in which we are the surviving or continuing entity and our common stock is not exchanged for or converted into other securities, cash or property), (B) we effect any sale of all or substantially all of our assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by us or another person) is completed pursuant to which all of our common stock is exchanged for or converted into other securities, cash or property, or (D) we effect any reclassification of our common stock or any compulsory share exchange pursuant (other than as a result of specified dividends, subdivisions or combinations) to which our common stock is effectively converted into or exchanged for other securities, cash or property.

Exchange Listing. We have not listed the Series D Preferred Stock on the NASDAQ Capital Market, any national securities exchange or other nationally recognized trading system. The common stock issuable upon conversion of the Series D Preferred Stock has been listed on the NASDAQ Capital Market.

The General Corporation Law of the State of Delaware, the state of our incorporation, provides that the holders of preferred stock will have the right to vote separately as a class on any proposal involving fundamental changes in the rights of holders of that preferred stock. This right is in addition to any voting rights that may be provided for in the applicable certificate of designation.

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Anti-Takeover Effects of Provisions of Charter Documents and Delaware Law

Charter Documents. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes, with staggered three-year terms. Only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Because our stockholders do not have cumulative voting rights, in the case of the election of directors, holders of a plurality of the common stock represented at a meeting at which a quorum is present will be able to elect all of our directors. Our amended and restated certificate of incorporation and amended and restated bylaws provide that all actions taken by the holders of common stock must be effected at a duly called meeting of stockholders and not by a consent in writing, and that only our board of directors, chairman of the board, chief executive officer, or president (in the absence of a chief executive officer) or holder of greater than 10% of our common stock may call a special meeting of stockholders. Our amended and restated certificate of incorporation requires a 66- 2/3% stockholder vote for the amendment, repeal or modification of certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws relating to the absence of cumulative voting, the classification of our board of directors, the requirement that stockholder actions be effected at a duly called meeting, and the designated parties entitled to call a special meeting of the stockholders.

The classification of our board of directors, the lack of cumulative voting and the 66- 2/3% stockholder voting requirements make it more difficult for our existing common stockholders to replace our board of directors as well as for another party to obtain control of us by replacing our board of directors. Since our board of directors has the power to retain and discharge our officers, these provisions could also make it more difficult for existing common stockholders or another party to effect a change in management. In addition, the authorization of undesignated preferred stock makes it possible for our board of directors to issue shares of preferred stock with voting or other rights or preferences that could impede the success of any attempt to change our control.

These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or management. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and its policies and to discourage certain types of transactions that may involve an actual or threatened change in control. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal. The provisions also are intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts. Such provisions also may have the effect of preventing changes in our management.

Section 203 of the Delaware General Corporation Law

We are subject to Section 203 of the DGCL, which prohibits a Delaware corporation from engaging in a business combination with any interested stockholder for a period of three years following the date the person became an interested stockholder, with the following exceptions:

•	before such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested holder;

•	upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction began, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (a) by persons who are directors and also officers and (b) pursuant to employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; and

•	on or after such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of the stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

In general, Section 203 of the DGCL defines business combination to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock or any class or series of the corporation beneficially owned by the interested stockholder; and

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•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation.

Section 203 of the DGCL defines an “interested stockholder” as an entity or person who, together with the entity’s or person’s affiliates and associates, beneficially owns, or is an affiliate of the corporation and within three years prior to the time of determination of interested stockholder status did own, 15% or more of the outstanding voting stock of the corporation. A Delaware corporation may “opt out” of these provisions with an express provision in its certificate of incorporation. We have not opted out of these provisions, which may as a result, discourage or prevent mergers or other takeover or change of control attempts of us.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company. Its address is 6201 15th Avenue, Brooklyn, New York 11219. Its phone number is (718) 921-8124.

Listing on the NASDAQ Capital Market

Our common stock is listed on the NASDAQ Capital Market under the symbol “SNSS.”

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PLAN OF DISTRIBUTION

The common stock referenced on the cover page of this prospectus will be offered solely by us and will be issued and sold upon the exercise of the warrants described herein. For the holders of warrants to exercise the warrants, the shares issuable upon exercise must either be registered under the Securities Act of 1933, as amended, or exempt from registration. If a registration statement registering the issuance of the shares of common stock underlying the warrants under the Securities Act is not effective or available for the issuance of such shares, the holder may, in its sole discretion, elect to exercise the warrant through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the warrant. No fractional shares of common stock will be issued in connection with the exercise of a warrant described. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the market value of a share of common stock.

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LEGAL MATTERS

The validity of the shares of common stock being offered has been passed upon for us by Cooley LLP, Palo Alto, California.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, as set forth in their report, which is incorporated by reference in this prospectus and elsewhere in the registration statement. Our financial statements as of December 31, 2016, are incorporated by reference in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus is part of the registration statement on Form S-3 we filed with the SEC under the Securities Act and does not contain all of the information set forth in the registration statement. Whenever a reference is made in this prospectus to any of our contracts, agreements or other documents, the reference may not be complete and you should refer to the exhibits that are a part of the registration statement or the exhibits to the reports or other documents incorporated by reference into this prospectus for a copy of such contract, agreement or other document.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the Public Reference Room. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including Sunesis Pharmaceuticals, Inc. The SEC’s Internet site can be found at www.sec.gov.

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INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference information from other documents that we file with it, which means that we can disclose important information to you by referring you to other documents. The information incorporated by reference is considered to be part of this prospectus. Information in this prospectus supersedes information incorporated by reference that we filed with the SEC prior to the date of this prospectus, while information that we file later with the SEC will automatically update and supersede the information in this prospectus. We incorporate by reference into this prospectus and the registration statement of which this prospectus is a part the information or documents listed below that we have filed with the SEC (Commission File No. 000-51531):

•	our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 9, 2017;

•	the information specifically incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2016, from our definitive proxy statement in connection with our 2017 Annual Meeting of Stockholders, filed with the SEC on April 20, 2017;

•	our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 8, 2017, for the quarter ended June 30, 2017, filed with the SEC on July 27, 2017, and for the quarter ended September 30, 2017, filed with the SEC on November 2, 2017;

•	our Current Reports on Form 8-K, filed with the SEC on March 27, 2017, April 12, 2017, April 28, 2017, May 1, 2017, June 5, 2017, June 30, 2017, August 28, 2017, October 26, 2017 and November 7, 2017; and

•	the description of our common stock, which is registered under Section 12 of the Exchange Act, in our registration statement on Form 8-A, filed with the SEC on September 19, 2005, including any amendments or reports filed for the purpose of updating such description.

We also incorporate by reference any future filings (other than Current Reports or portions thereof furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits filed on such form that are related to such items unless such Form 8-K expressly provides to the contrary) made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including those made after the date of the initial filing of the registration statement of which this prospectus is a part and prior to effectiveness of such registration statement, until we file a post-effective amendment that indicates the termination of the offering of the securities made by this prospectus and will become a part of this prospectus from the date that such documents are filed with the SEC. Information in such future filings updates and supplements the information provided in this prospectus. Any statements in any such future filings will automatically be deemed to modify and supersede any information in any document we previously filed with the SEC that is incorporated or deemed to be incorporated herein by reference to the extent that statements in the later filed document modify or replace such earlier statements.

You may request a copy of these filings, at no cost, by writing to or telephoning us at the following address:

Sunesis Pharmaceuticals, Inc.

Attention: Corporate Secretary

395 Oyster Point Boulevard, Suite 400

South San Francisco, California 94080

(650) 266-3500

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5,000,000 Shares of

Common Stock

PROSPECTUS

                , 2017

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following table sets forth an estimate of the fees and expenses, other than underwriting discounts or commissions, payable by Sunesis Pharmaceuticals, Inc. in connection with the issuance and distribution of the securities being registered. All amounts are estimated except the SEC registration fee. All of the expenses below will be paid by us.

SEC registration fee		$26,768
FINRA filing fee (if applicable)		32,750
Listing fees		*
Accounting fees and expenses		*
Legal fees and expenses		*
Transfer agent and registrar fees		*
Trustee fees and expenses		*
Printing and engraving expenses		*
Miscellaneous expenses		*

Total	$	*

*	These fees and expenses depend on the securities offered and the number of issuances, and accordingly cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers.

Section 102(b)(7) of the General Corporation Law of the State of Delaware, or DGCL, permits a Delaware corporation to limit the personal liability of its directors in accordance with the provisions set forth in that section. Section 145 of the DGCL authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities including reimbursement for expenses incurred arising under the Securities Act of 1933, as amended, or the Securities Act.

Our amended and restated certificate of incorporation contains provisions permitted under the DGCL relating to the liability of directors. These provisions eliminate a director’s personal liability for monetary damages resulting from a breach of fiduciary duty, except in circumstances involving wrongful acts, such as:

•	any breach of the director’s duty of loyalty to the registrant or its stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law;

•	any act related to unlawful stock repurchases, redemptions or other distribution or payments of dividends; or

•	any transaction from which the director derived an improper personal benefit.

These provisions do not limit or eliminate our rights or any stockholder’s rights to seek non-monetary relief, such as an injunction or rescission, in the event of a breach of a director’s fiduciary duty. These provisions will not alter a director’s liability under federal securities laws.

As permitted by Section 145 of the DGCL, our amended and restated bylaws require us to indemnify our directors and officers to the fullest extent not prohibited by the Delaware law. We may expand the extent of such indemnification by individual contracts with the directors and officers. Further, we may decline to indemnify any director or officer in connection with any proceeding initiated by such person or any proceeding by such person against us or our directors, officers, employees or other agents, unless such indemnification is expressly required to be made by law or the proceeding was authorized by our board of directors.

We have entered into indemnity agreements with each of our current directors and officers to give such directors and officers additional contractual assurances regarding the scope of the indemnification set forth in our amended and restated certificate of incorporation and amended and restated bylaws and to provide additional procedural protections. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

We have the power to indemnify our other employees and agents, as permitted by Delaware law, but we are not required to do so.

We have a directors’ and officers’ insurance and a reimbursement policy. The policy insures our directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions, none of which apply to any offerings pursuant to this registration statement.

Any underwriting agreement that the Registrant may enter into (Exhibit 1.1) may provide for indemnification by any underwriters of the Registrant, its directors, its officers who signed the registration statement and the Registrant’s controlling persons for some liabilities, including liabilities arising under the Securities Act.

Item 16.	Exhibits.

		Incorporated By Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Herewith

1.1*	Form of Underwriting Agreement.

1.2	Underwriting Agreement relating to the Common Stock Offering, dated October 25, 2017.	8-K	000-51531	1.1	10/26/2017

1.3	Underwriting Agreement relating to the Series D Offering, dated October 25, 2017.	8-K	000-51531	1.2	10/26/2017

1.4	Sales Agreement dated August 11, 2011, between the Registrant and Cantor Fitzgerald & Co.	8-K	000-51531	10.1	8/11/2011

1.5	Amendment No. 1 to Sales Agreement dated April 10, 2013, between the Registrant and Cantor Fitzgerald & Co.	8-K	000-51531	10.1	4/10/2013

1.6	Amendment No. 2 to Sales Agreement dated March 12, 2015, between the Registrant and Cantor Fitzgerald & Co.	8-K	000-51531	10.1	3/12/2015

1.7	Amendment No. 3 to Sales Agreement, dated November 7, 2017, between the Registrant and Cantor Fitzgerald & Co.	8-K	000-51531	10.1	11/7/2017

3.1	Amended and Restated Certificate of Incorporation of the Registrant	10-K/A	000-51531	3.1	5/23/2007

3.2	Amended and Restated Bylaws of the Registrant	8-K	000-51531	3.2	12/11/2007

3.3	Certificate of Designation of the Series A Preferred Stock of the Registrant	8-K	000-51531	3.3	4/3/2009

3.4	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant	S-8	333-160528	3.4	7/10/2009

3.5	Certificate of Amendment to the Certificate of Designation of the Series A Preferred Stock of the Registrant	8-K	000-51531	3.4	11/2/2009

3.6	Certificate of Amendment to the Certificate of Designation of the Series A Preferred stock of the Registrant	8-K	000-51531	3.5	1/21/2010

3.7	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant	8-K	000-51531	3.1	2/14/2011

3.8	Certificate of Designation of Series B Convertible Preferred Stock	8-K	000-51531	3.1	12/16/2015

3.9	Certificate of Amendment to Amended and Restated Certificate of Incorporation	8-K	000-51531	3.1	9/7/2016

		Incorporated By Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Herewith

3.10	Certificate of Designation of Series C Convertible Preferred Stock	8-K	000-51531	3.1	10/19/2016

3.11	Certificate of Designation of Series D Convertible Preferred Stock	8-K	000-51531	3.1	10/26/2017

4.1	Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.10 and 3.11 above.

4.2	Specimen Common Stock Certificate of the Registrant	10-K	000-51531	4.2	3/29/2011

4.3	Specimen Series B Preferred Stock Certificate of the Registrant	8-K	000-51531	4.1	12/16/2015

4.4	Specimen Series C Preferred Stock Certificate of the Registrant	8-K	000-51531	4.1	10/19/2016

4.5	Specimen Series D Preferred Stock Certificate of the Registrant	8-K	000-51531	4.1	10/26/2017

4.6*	Specimen Preferred Stock Certificate and Form of Certificate of Designation of Preferred Stock.

4.7	Form of Common Stock Warrant Agreement and Warrant Certificate.	S-3	333-218607	4.6	6/8/2017

4.8	Form of Common Stock Purchase Warrant	8-K	000-51531	4.2	10/26/2017

4.9	Form of Preferred Stock Warrant Agreement and Warrant Certificate.	S-3	333-218607	4.7	6/8/2017

4.10	Form of Debt Securities Warrant Agreement and Warrant Certificate.	S-3	333-218607	4.8	6/8/2017

4.11*	Form of Debt Securities.

4.12	Form of Debt Indenture.	S-3	333-218607	4.10	6/8/2017

5.1	Opinion of Cooley LLP.					X

12.1*	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.					X

23.2	Consent of Cooley LLP (included in Exhibit 5.1).

24.1	Power of Attorney (included on signature page).

25.1+	Statement of Eligibility of Trustee under the Debt Indenture.

*	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated herein by reference, if applicable.
+	To be filed separately under the electronic form type 305B2, if applicable.

Item 17. Undertakings.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (1)(i), (1)(ii) and (1)(iii) above do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) That, for the purpose of determining any liability of the registrant under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on November 7, 2017.

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Daniel N. Swisher, Jr.
Daniel N. Swisher, Jr.
Chief Executive Officer, President, Interim Chief Financial Officer and Corporate Secretary (as duly authorized officer, principal financial officer and principal accounting officer)

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman of the Board	November 7, 2017
James W. Young, Ph.D.

/s/ Daniel N. Swisher, Jr. Daniel N. Swisher, Jr.	Chief Executive Officer, President, Interim Chief Financial Officer and Corporate Secretary (as duly authorized officer, principal financial officer and principal accounting officer)	November 7, 2017

*	Director	November 7, 2017
Steve R. Carchedi

*	Director	November 7, 2017
Steven B. Ketchum, Ph.D.

*	Director	November 7, 2017
Geoffrey M. Parker

*	Director	November 7, 2017
Dayton Misfeldt

*	Director	November 7, 2017
Homer L. Pearce, Ph.D.

*	Director	November 7, 2017
David C. Stump, M.D.

* By:	/s/ DANIEL N. SWISHER, JR.
Daniel N. Swisher, Jr. Attorney-in-Fact